Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	40-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	AQUNF
Entity Registrant Name	ALGONQUIN POWER & UTILITIES CORP.
Entity Central Index Key	0001174169
Current Fiscal Year End Date	--12-31
Entity Current Reporting Status	Yes
Entity Common Stock, Shares Outstanding	136,122,780

Consolidated Balance Sheets (CAD) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	72,887	4,749
Short term investments (note 1(e))	833	3,674
Accounts receivable net of allowance for doubtful accounts of $255 and $380 (note 22)	44,394	25,875
Due from related parties (note 15)	2,275	718
Prepaid expenses	5,620	3,546
Supplies and consumables inventory	2,714
Current portion of notes receivable	482	1,172
Current portion of deferred tax asset (note 14)	13,022	14,015
Current portion of tax receivable (note 14)	133
Current regulatory assets (note 8)	2,458
Assets, Current, Total	144,818	53,749
Long-term investments and notes receivable (note 5)	39,820	37,179
Deferred non-current income tax asset (note 14)	67,671	74,006
Property, plant and equipment (note 6)	945,956	761,740
Intangible assets (note 7)	55,269	73,886
Goodwill	9,710	995
Restricted cash (note 1(f))	4,693	3,564
Deferred financing costs	8,503	5,991
Non-current regulatory assets (note 8)	2,571	2,484
Other assets	3,577	3,355
Assets, Total	1,282,588	1,016,949
Current liabilities:
Accounts payable	8,382	2,182
Accrued liabilities	47,102	29,534
Current regulatory liabilities	2,469
Due to related parties (note 15)	1,795	1,534
Dividends payable	9,566	5,719
Current portion of long-term liabilities (note 9)	1,624	70,490
Current portion of other long-term liabilities (note 11)	1,037	420
Current portion of advances in aid of construction (note 1(o))	604	591
Current portion of derivative instruments (note 22)	2,935	2,338
Current income tax liability (note 14)	407	200
Current portion of deferred credit	6,314	11,020
Deferred income tax liability (note 14)	723	514
Liabilities, Current, Total	82,958	124,542
Long-term liabilities (note 9)	331,092	189,468
Convertible debentures (note 10)	122,297	181,760
Other long-term liabilities (note 11)	11,027	11,405
Advances in aid of construction (note 1(o))	74,547	54,524
Non-current regulatory liabilities (note 8)	19,184
Deferred non-current income tax liability (note 14)	53,231	79,442
Derivative instruments (note 22)	5,209	3,525
Deferred credits (note 14)	30,348	32,222
Equity (note 12):
Shareholders' capital	975,263	795,329
Additional paid-in capital	1,525	1,612
Deficit	(366,080)	(357,035)
Accumulated other comprehensive loss	(96,510)	(99,845)
Total Equity attributable to shareholders of Algonquin Power and Utilities Corp.	514,198	340,061
Non-controlling interest (note 3(a) )	38,497
Total Equity	552,695	340,061
Commitments and contingencies (note 18)
Liabilities and Equity, Total	1,282,588	1,016,949

Consolidated Balance Sheets (Parenthetical) (CAD) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable, allowance for doubtful accounts	255	380

Consolidated Statements of Operations (CAD) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Revenue:
Non-regulated energy sales	134,232	129,977
Regulated energy sales and distribution	77,368
Waste disposal fees	16,406	9,039
Regulated water reclamation and distribution	44,989	38,011
Other revenue (note 17)	3,643	3,331
Revenues, Total	276,638	180,358
Expenses
Operating	88,420	69,568
Regulated commodities purchased	46,508
Non-regulated fuel for generation	24,628	25,929
Depreciation of property, plant and equipment	39,393	36,471
Amortization of intangible assets	6,433	10,144
Administrative expenses	17,534	14,886
Write down of long-lived assets (notes 6 and 7)	16,520	2,492
Gain on foreign exchange	(652)	(528)
Costs and Expenses, Total	238,784	158,962
Operating income	37,854	21,396
Interest expense	30,441	24,839
Interest, dividend income and other income (notes 16)	(5,659)	(5,164)
Acquisition related costs	2,965	3,015
Loss on derivative financial instruments (note 22 (c) )	5,844	1,103
Nonoperating Income (Expense)	33,591	23,793
Earnings (loss) from operations before income taxes	4,263	(2,397)
Income tax expense (recovery) (note 14)
Current	300	(69)
Deferred	(23,339)	(20,722)
Income Tax Expense (Benefit), Total	(23,039)	(20,791)
Net earnings	27,302	18,394
Net earnings attributable to non-controlling interests	3,921	444
Net earnings attributable to shareholders of Algonquin Power & Utilities Corp.	23,381	17,950
Basic net earnings per share (note 19)	0.2	0.19
Diluted net earnings per share (note 19)	0.2	0.19

Consolidated Statements of Comprehensive Income (Loss) (CAD) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Net earnings	27,302	18,394
Other comprehensive income (loss), before tax:
Increase in unfunded pension obligation (note 1(q) )	(48)
Foreign currency translation adjustment	4,272	(13,528)
Other comprehensive income, before tax:	4,224	(51,133)
Income tax expense related to items of other comprehensive income
Other comprehensive income (loss), net of tax:	4,224	(51,133)
Comprehensive income (Loss)	31,526	(32,739)
Comprehensive income attributable to the non-controlling interest	4,810	(444)
Comprehensive income (loss) attributable to shareholders of Algonquin Power & Utilities Corp	26,716	(33,183)
Adjustments for Change in Accounting Principle
Other comprehensive income (loss), before tax:
Foreign currency translation adjustment		(37,605)

Consolidated Statements of Cash Flows (CAD) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Operating Activities:
Net earnings	27,302	18,394
Adjustments and items not affecting cash:
Depreciation of property, plant and equipment	39,393	36,471
Amortization of intangible assets	6,433	10,144
Other amortization	2,192	2,148
Gain on sale of assets	(357)
Deferred taxes	(23,339)	(20,722)
Unrealized loss (gain) on derivative financial instruments	2,324	(7,142)
Share-based compensation	769	108
Write down of long-lived assets	16,520	2,492
Unrealized foreign exchange gain		(414)
Changes in non-cash operating items (note 20)	(1,542)	(85)
Net Cash Provided by (Used in) Operating Activities, Total	69,695	41,394
Financing Activities:
Cash dividends (note 13)	(28,582)	(18,901)
Cash distributions to non-controlling interest	(523)	(444)
Issuance of common shares	118,846
Deferred financing costs	(3,642)	(1,194)
Increase in long-term liabilities	204,759	98,787
Decrease in long-term liabilities	(134,932)	(80,078)
Increase in advances in aid of construction	6,288	4,857
Decrease in other long-term liabilities	(297)	(342)
Net Cash Provided by (Used in) Financing Activities, Total	161,917	2,685
Investing Activities:
Decrease / (increase) in restricted cash	(1,036)	575
Decrease / (increase) in short-term investments	(833)	36,212
Increase in other assets	(2,438)	(90)
Distributions received in excess of equity income	3,839	882
Receipt of principal on notes receivable	1,172	410
Increase in non-controlling interest	1,351
Proceeds from liquidation of Highground assets	1,073	170
Increase in long-term investments and notes receivable	(6,900)	(14,759)
Proceeds from sale of property, plant and equipment	1,583
Additions to property, plant and equipment	(60,745)	(20,789)
Acquisitions of operating entities (note 3(a))	(100,058)	(44,397)
Net Cash Provided by (Used in) Investing Activities, Total	(162,992)	(41,786)
Effect of exchange rate differences on cash	(482)	(126)
Increase in cash and cash equivalents	68,138	2,167
Cash and cash equivalents, beginning of the period	4,749	2,582
Cash and cash equivalents, end of the period	72,887	4,749
Supplemental disclosure of cash flow information:
Cash paid during the period for interest expense	28,143	21,562
Cash paid during the period for income taxes	195	(285)
Non-cash transactions
Property, plant and equipment acquisitions in accruals	8,556

Consolidated Statement of Equity (CAD) In Thousands	Total	Goods and Services Exchanged for Equity Instrument	Common Shares	Common Shares Goods and Services Exchanged for Equity Instrument	Additional paid-in capital	Accumulated Deficit	Accumulated OCI	Non-controlling interests
Beginning Balance at Dec. 31, 2009	386,383		785,828		1,487	(352,220)	(48,712)
Dividends declared and distributions to non-controlling interests	(23,209)					(22,765)		(444)
Conversion and redemption of convertible debentures	4,585		4,568		17
Issuance of common shares		4,763		4,763
Stock compensation expense	108				108
Amounts received in connection with Highground transaction (note 3 (h))	170		170
Net earnings	18,394					17,950		444
Other comprehensive loss (income)	(51,133)						(51,133)
Ending Balance at Dec. 31, 2010	340,061		795,329		1,612	(357,035)	(99,845)
Dividends declared and distributions to non-controlling interests	(32,949)					(32,426)		(523)
Conversion and redemption of convertible debentures	59,158		59,973		(815)
Issuance of common shares	118,888		118,888
Stock compensation expense	728				728
Acquisition of Liberty Energy (California)	34,210							34,210
Amounts received in connection with Highground transaction (note 3 (h))	1,073		1,073
Net earnings	27,302					23,381		3,921
Other comprehensive loss (income)	4,224						3,335	889
Ending Balance at Dec. 31, 2011	552,695		975,263		1,525	(366,080)	(96,510)	38,497

Significant accounting policies	12 Months Ended
Dec. 31, 2011
Significant accounting policies
1.	Significant accounting policies

(a)	Basis of preparation:

The accompanying consolidated financial statements and accompanying notes have been prepared in accordance with U.S. generally accepted accounting principles in the United States (“U.S. GAAP”) and follow disclosures required under Regulation S-X provided by the Securities and Exchange Commission (“SEC”). These are the Company’s first U.S. GAAP annual consolidated financial statements.

The Company’s consolidated financial statements were prepared in accordance with Canadian Generally Accepted Accounting Principles (“Canadian GAAP”) until December 31, 2010. Canadian GAAP differs in some areas from U.S. GAAP as was disclosed in the reconciliation to U.S. GAAP included in the audited annual financial statements for the year ended December 31, 2010. The accounting policies set out below have been consistently applied under U.S. GAAP to all the periods presented. The comparative figures in respect of 2010 were restated to reflect the adoption of U.S. GAAP.

(b)	Basis of consolidation:

The accompanying consolidated financial statements of APUC include the accounts of APUC and its wholly owned subsidiaries and variable interest entities (“VIEs”) where the Company is the primary beneficiary. Intercompany transactions and balances have been eliminated.

(c)	Accounting for rate regulated operations:

APUC’s regulated utility operating companies are accounted for under the principles of U.S. Financial Accounting Standards Board ASC Topic 980 Regulated Operations (“ASC 980”). Under ASC 980, regulatory assets and liabilities that would not be recorded under U.S. GAAP for non-regulated entities are recorded to the extent that they represent probable future revenues or expenses associated with certain charges or credits that will be recovered from or refunded to customers through the rate making process. Management believes the regulatory assets recorded in these financial statements are probable of recovery either because the Utilities received prior Regulator approval or due to regulatory precedent set for similar circumstances. Included in Note 8, Regulatory Assets & Liabilities are details of regulatory assets and liabilities, and their current regulatory treatment.

Under ASC 980, an allowance for funds used during construction projects that are included in rate base is capitalized. This allowance is designed to enable a utility to capitalize financing costs during periods of construction of property subject to rate regulation to the extent permitted by the regulator. It represents the cost of borrowed funds (allowance for borrowed funds used during construction) and a return on other funds (allowance for equity funds used during construction).

The electric utilities’ and the water utilities’ accounts are maintained in accordance with the Uniform System of Accounts prescribed by the FERC and NARUC, respectively.

(d)	Cash and cash equivalents:

Cash and cash equivalents include all highly liquid instruments with an original maturity of three months or less.

(e)	Short term investments:

Short term investments, consist of money market instruments with maturities commencing from January 2012 and are recorded at current market value. Included in short term investments is an investment of $nil (U.S. $nil) which is denominated in U.S. dollars (December 31, 2010 - $3,674 (U.S. $3,694)).

(f)	Restricted cash:

Restricted cash represent reserves and amounts set aside pursuant to requirements of various debt agreements. Cash reserves segregated from APUC’s cash balances are maintained in accounts administered by a separate agent and disclosed separately as restricted cash in these consolidated financial statements. APUC cannot access restricted cash without the prior authorization of parties not related to APUC.

(g)	Accounts receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions and customers’ financial condition, the amount of receivables in dispute, and the current receivables aging and current payment patterns. Account balances are charged against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

(h)	Supplies and consumables inventory

Supplies and consumables inventory (other than capital spares and rotatable spares, which are included in property, plant, and equipment) are charged to inventory when purchased and then capitalized to plant or expensed, as appropriate, when installed, used or become obsolete. These items are stated at the lower of cost and replacement cost.

(i)	Property, plant and equipment:

Property, plant and equipment, consisting of renewable and thermal generation assets, electrical, water and wastewater distribution assets, equipment and land, are recorded at cost. The costs of acquiring or constructing property, plant and equipment include the following: materials, labour, contractor and professional services, construction overhead directly attributable to the capital project (where applicable), interest for non-regulated property and allowance for equity funds used during construction (“AFUDC”) for regulated property. Plant and equipment under capital leases are stated at the present value of minimum lease payments.

AFUDC reflects the cost of debt or equity funds used to finance construction and only is capitalized as part of the cost of regulated utility plant where such treatment is permitted by the regulator. AFUDC amounts capitalized are included in rate base for establishing utility rates. For operations that do not apply regulatory accounting, interest related only to debt is capitalized as a cost of construction in accordance with ASC 835. The interest capitalized that relates to debt reduces interest expense on the income statement. The AFUDC capitalized that relates to equity funds is recorded as interest, dividend and other income on the Statement of Operations.

Improvements that increase or prolong the service life or capacity of an asset are capitalized. Maintenance and repair costs are expensed as incurred.

The Company’s depreciation is based on the estimated useful lives of the depreciable assets in each category and is determined using the straight-line method. The range of estimated useful lives and the weighted average useful lives are summarized below:

	Range of useful lives		Weighted average useful lives
	2011	2010	2011	2010
Generation
Renewable	3 – 60	3 – 60	31	31
Thermal	3 – 40	3 – 40	22	22
Distribution
Electrical	15 – 75	N/A	52	N/A
Water & wastewater	5 – 50	5 – 50	25	25
Equipment	5 – 50	5 – 50	24	24

Contributions in aid of construction represent amounts contributed by customers and governments for the cost of utility capital assets. It also includes amounts initially recorded as advances in aid of construction but where the advance repayment period has expired. These contributions are recorded as a reduction in the cost of utility assets and are amortized at the rate of the related asset.

In accordance with regulator-approved accounting policies, when depreciable property, plant and equipment of Liberty Utilities are replaced or retired, the original cost plus any removal costs incurred (net of salvage) are charged to accumulated depreciation with no gain or loss reflected in results of operations. Gains and losses will be charged to results of operation in the future through adjustments to depreciation expense. In the absence of regulator-approved accounting policies, gains and losses on the disposition of property, plant and equipment are charged to earnings as incurred.

(j)	Intangibles:

The fair value of power sales contracts and energy sales contracts acquired in business combinations are amortized on a straight-line basis over the remaining term of the contract. These periods range from 6 to 25 years from date of acquisition for power sales contracts and 12 months for energy sales contracts.

Customer relationships acquired in business combinations are amortized on a straight-line basis over their estimated life of 40 years.

(k)	Goodwill:

Goodwill represents the excess of the purchase price of an acquired business over the fair value of the net assets acquired. Goodwill is not included in rate-base and is not amortized.

In accordance with ASC Update No. 2011-08 “Intangibles-Goodwill and Other (Topic 350), Testing Goodwill for Impairment” issued by the FASB in September 2011, the Company annually assesses qualitative factors to determine whether it is more likely than not that the fair value of goodwill is less than its carrying amount. If it is more likely than not that its fair value is less than its carrying amount, the Company calculates the fair value of the reporting unit. The carrying amount of the reporting unit’s goodwill is considered not recoverable if the carrying amount of the reporting unit as a whole exceeds the reporting unit’s fair value. An impairment charge is recorded for any excess of the carrying value of the goodwill over the implied fair value. Goodwill is tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount.

(l)	Impairment of long-lived assets:

APUC reviews property, plant and equipment and intangible assets for impairment whenever events or changes in circumstances indicate the carrying amount may not be recoverable.

Assets Held and Used: Recoverability of assets held and used is measured by comparing the carrying amount of an asset to undiscounted expected future cash flows. If the carrying amount exceeds the recoverable amount, the asset is written down to its fair value.

Assets Held for Sale: Recoverability of assets held for sale is measured by comparing the carrying amount of an asset to its fair value less the cost to sell. If the carrying amount exceeds the recoverable amount, the asset is written down to its fair value less estimated costs to sell.

(m)	Variable interest entities:

The Company performs analysis to assess whether its operations and investments represent variable interest entities (“VIEs”). To identify potential VIEs, management reviews contracts under leases, long-term purchase power agreements, tolling contracts and jointly-owned facilities. VIEs of which the Company is deemed the primary beneficiary are consolidated. The primary beneficiary of a VIE has both the power to direct the activities of the entity that most significantly impact its economic performance and the obligation to absorb losses of the entity that could potentially be significant to the entity. In circumstances where APUC is not deemed the primary beneficiary, the VIE is not consolidated.

Long Sault is a hydroelectric generating facility in which APUC acquired its interest by way of subscribing to two notes from the original developers. The notes receivable effectively provide APUC the right to 100% of after tax cash flows of the facility up to 2013, 65% from 2014 to 2027 and 58% thereafter. The Company also has the right to acquire 58% of the equity in the facility at the end of the term of the notes in 2038. APUC has determined that the facility is a VIE, since the Company is the primary beneficiary and therefore the Long Sault entity is subject to consolidation by the Company. Total generating assets and long-term debt of Long Sault amount to $46,160 (2010 -$47,757) and to $38,136 (2010 -$39,033), respectively. The financial performance of Long Sault reflected on the statement of operations includes non-regulated energy sales of $9,804 (2010 -$7,037), operating expenses and amortization of $3,001 (2010 -$2,572) and interest expense of $3,984 (2010 -$4,126).

(n)	Long-term investments and notes receivable:

Investments in which APUC has significant influence but not control or joint control are accounted using the equity method. APUC records its share in the income or loss of its investees in interest, dividend and other income in the Consolidated Statement of Operations. All other equity investments where APUC does not have significant influence or control are accounted for under the cost method. Under the cost method of accounting, investments are carried at cost and the carrying amounts are adjusted only for other-than-temporary declines in value and additional investments. Income is recorded when dividends are received.

Notes receivable are financial assets with fixed or determined payments that are not quoted in an active market. Notes receivable that exceed one year and bear interest at a market rate based on the customer’s credit quality are initially recorded at cost, which is generally face value. Subsequent to acquisition, they are recorded at amortized cost using the effective interest method. The Company acquired these notes receivable as long-term investments and does not intend to sell these instruments prior to maturity.

An allowance for impairment loss on notes receivable is recorded if it is expected that the Company will not collect all principal and interest contractually due. The impairment is measured based on the present value of expected future cash flows discounted at the note’s effective interest rate. The Company does not accrue interest when a note is considered impaired. When ultimate collectability of the principal balance of the impaired note is in doubt, all cash receipts on impaired notes are applied to reduce the principal amount of such notes until the principal has been recovered and are recognized as interest income thereafter. Impairment losses are charged against the allowance and increases in the allowance are charged to bad debt expense. Notes are written off against the allowance when all possible means of collection have been exhausted and the potential for recovery is considered remote.

(o)	Advances in aid of construction:

The Company has various agreements with real estate development companies conducting business within the Company’s service territories (the “developers”), whereby funds are advanced to the Company by the developers to assist with funding some or all of the costs of the development. These amounts are recorded as Advances in Aid of Construction in other long-term liabilities. In many instances, developer advances are subject to refund but the refund is non-interest bearing. Refunds of developer advances are made over periods ranging from 10 to 20 years. Generally, advances not refunded within the prescribed period are not required to be repaid. After the prescribed period has lapsed, any remaining unpaid balance is transferred to contributions in aid of construction and recorded as an offsetting amount to cost of property, plant and equipment. In 2011, $1,107 (2010 - $nil) was transferred from advances in aid of construction to contributions in aid of construction.

(p)	Other long-term liabilities:

Other long-term liabilities include deferred water rights. Deferred water rights are related to a hydroelectric generating facility which has a fifty year water lease with the first ten years of the water lease requiring no payment, which is a form of lease inducement. An annual average rate for water rights was estimated for the entire life of the lease and that average rate is being expensed over the lease term. The result of this policy is that the deferred water rights inducement amount recorded in the first ten years is being drawn down in the last forty years.

Other long term liabilities also include customer deposits. Customer deposits result from the Liberty Utilities’ obligation by state regulators to collect a deposit from customers of its facilities under certain circumstances when services are connected. The deposits are refundable as allowed under the facilities’ regulatory agreement. The deposits bear monthly interest and are applied to the customer account after 12 months if the customer is found to be credit worthy.

(q)	Pension plan:

Liberty Utilities (West) has a defined benefit cash balance pension plan covering substantially all its employees, under which employees are credited with a percentage of base pay plus a prescribed interest rate credit. The plan interest credit rate varies from year-to-year based on the five-year U.S. Treasury bonds yield plus 0.25%. Employees’ benefits under the plan are fully vested upon completion of three years of service. The Company’s policy is to make contributions within the range determined by generally accepted actuarial principles. The costs of the Company’s pension for employees are expensed over the periods during which employees render service. The Company recognizes the funded status of its defined-benefit plan on the consolidated balance sheet and recognizes changes in funded status in the year the change occurs. The Company recognizes the unamortized gains and losses and past service costs in Accumulated other comprehensive income (“AOCI”). The projected benefit obligation of $230 exceeds the fair value of the plan assets of $200 as at December 31, 2011. Benefit cost of $182 and actuarial loss of $48 are reflected in earnings and other comprehensive income, respectively. The assumptions used in calculating the pension obligation include a discount rate of 4%, expected return on plan assets of 6% and rate of compensation increase of 4%. As at December 31, 2011, plan assets are invested in fixed income securities.

(r)	Asset retirement obligations:

The Company completes periodic reviews of potential asset retirement obligations that may require recognition. The fair value of estimated asset retirement obligations is recognized in the consolidated balance sheet when identified and a reasonable estimate of fair value can be made. The asset retirement cost, equal to the estimated fair value of the asset retirement obligation, is capitalized as part of the cost of the related long-lived asset. The asset retirement costs are depreciated over the asset’s estimated useful life and are included in amortization expense on the Consolidated Statements of Operations. Increases in the asset retirement obligation resulting from the passage of time are recorded as accretion of asset retirement obligation in the Consolidated Statements of Operations. Actual expenditures incurred are charged against the accumulated obligation. Based on APUC’s assessments the Company does not have any significant asset retirement obligations and therefore no provision for retirement obligations have been recorded.

(s)	Recognition of revenue:

Revenue derived from non-regulated energy generation sales, which are mostly under long-term power purchase contracts, is recorded at the time electrical energy is delivered.

Water reclamation and distribution revenues are recorded when water is processed or delivered to customers. At the end of each month, the water delivered and waste water collected from the customers from the date of their last meter read to the end of the month is estimated and the corresponding unbilled revenues are calculated. These estimates of unbilled revenues are based on the ratio of billable days versus unbilled days, amount of water procured and collected during that month, historical customer class usage patterns and current tariffs.

Revenues related to utility energy sales and distribution are recorded based on metered energy consumptions by customers, which occurs on a systematic basis throughout a month, rather than when the service is rendered or energy is delivered. At the end of each month, the energy delivered to the customers from the date of their last meter read to the end of the month is estimated and the corresponding unbilled revenues are calculated. These estimates of unbilled sales and revenues are based on the ratio of billable days versus unbilled days, amount of energy procured and generated during that month, historical customer class usage patterns, line loss and current tariffs.

Revenue from waste disposal is recognized on actual tonnage of waste delivered to the plant at prices specified in the contract. Certain contracts include price reductions if specified thresholds are exceeded. Revenue for these contracts is recognized based on actual tonnage at the expected price for the contract year.

Interest from long-term investments is recorded as earned.

(t)	Foreign currency translation:

The Company’s reporting currency is the Canadian dollar.

The Company’s US operations are determined to have the U.S. dollar as their functional currency since the preponderance of operating, financing and investing transactions are denominated in U.S. dollars. The financial statements of these operations are translated into Canadian dollars using the current rate method, whereby assets and liabilities are translated at the rate prevailing at the balance sheet date while revenues and expenses are converted using average rates for the period. Unrealized gains or losses arising as a result of the translation of the financial statements of these entities are reported as a component of other comprehensive income (“OCI”) and are accumulated in a component of equity on the consolidated balance sheet and are not recorded in income unless there is a complete sale or substantially complete liquidation of the investment.

As a result of the change relating to conversion of the Company from an income trust to a corporate structure at the end of 2009, the Company re-evaluated its exposure to currency exchange rate changes as determined by the underlying facts and circumstances of the economy in which the US divisions operate. The Company concluded that the functional currency of the US operations of the Renewable Energy and Thermal Energy divisions has become the U.S. dollar. Consequently, these divisions have been prospectively translated into Canadian dollars using the current rate method, effective January 1, 2010. The net exchange adjustment of $37,605 resulting from the current rate translation of non-monetary items, principally property, plant and equipment and intangible assets, as of the date of the change is included as a separate component of other comprehensive income with a corresponding reduction to the carrying amount of the non-monetary items.

(u)	Stock Based Compensation

The Company has several share-based compensation plans: a share option plan; an employee common share purchase plan (“ESPP”); a deferred share unit (“DSU”) plan; and a performance share unit (“PSU”) plan. The Company recognizes all employee stock-based compensation as a cost in the financial statements. Equity classified awards are measured at the grant date fair value of the award. The Company estimates grant date fair value using the Black-Scholes option pricing model. Liability classified awards are measured at fair value based on the average common share price over the five days immediately preceding the date of issue and at the end of the reporting period using the average over the days ending on the financial statement date.

(v)	Income taxes:

Income taxes are accounted for using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is recorded against deferred tax assets to the extent that it is considered more likely than not that the deferred tax asset will not be realized. The effect on deferred assets and liabilities of a change in tax rates is recognized in earnings in the period that includes the date of enactment. Income tax credits are treated as a reduction to current income tax expense in the year the credit arises or future periods to the extent that realization of such benefit is more likely than not.

The organizational structure of APUC and its subsidiaries is complex and the related tax interpretations, regulations and legislation in the tax jurisdictions in which they operate are continually changing. As a result, there can be tax matters that have uncertain tax positions. The Company follows FASB ASC 740-10 and recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

(w)	Financial instruments and derivatives:

APUC has classified its cash and cash equivalents, short term investments, and restricted cash as held-for-trading, which are measured at fair value. Accounts receivable and notes receivable are measured at amortized cost and there is no liquid market for these investments. Long-term liabilities, convertible debentures, and other long-term liabilities are measured at amortized cost using the effective interest method, adjusted for the amortization or accretion of premiums or discounts.

Transaction costs that are directly attributable to the acquisition of financial assets are accounted for as part of the respective asset’s carrying value at inception. Transaction costs for items classified as held-for-trading are expensed immediately. Transaction costs that are directly attributable to the issuance of financial liabilities, costs of arranging the Company’s credit facility and costs considered as commitment fees paid to financial institutions are recorded in deferred financing costs. Deferred financing costs, premiums and discounts on long- term debt are amortized using the effective interest method while deferred financing costs relating to revolving credit facilities are amortized on a straight-line basis over the term of the facility.

The Company uses derivative financial instruments as one method to manage exposures to fluctuations in exchange rates, interest rates and commodity prices. APUC recognizes all derivative instruments as either assets or liabilities in the Consolidated Balance Sheet at their respective fair values and the change in fair value is included in the Consolidated Statements of Operations. None of the derivatives were designated in hedging relationships for accounting purposes. The Company’s derivative program is not designed or operated for trading or speculative purposes.

Liberty Utilities (West) enters into Power Purchase Agreements (“PPA”) for load serving requirements. These contracts meet the exemption for normal purchase and normal sales and as such, are not required to be marked-to-market and are accounted for on an accrual basis. We evaluate our counterparties on an on-going basis for non-performance risk to ensure it does not impact our conclusion with respect to this exemption.

(x)	Fair Value Measurements

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principle or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•

Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•

Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

(y)	Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

(z)	Use of estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of these financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates. During the years presented, management has made a number of estimates and valuation assumptions, including the useful lives and recoverability of property, plant and equipment and intangible assets, the recoverability of notes receivable and long-term investments, the recoverability of deferred tax assets, assessments of asset retirement obligations, and the fair value of financial instruments, derivatives, share-based compensation and contingent consideration. These estimates and valuation assumptions are based on present conditions and management’s planned course of action, as well as assumptions about future business and economic conditions. Should the underlying valuation assumptions and estimates change, the recorded amounts could change by a material amount.

Recently issued accounting pronouncements	12 Months Ended
Dec. 31, 2011
Recently issued accounting pronouncements
2.	Recently issued accounting pronouncements

(a)	Recently Adopted Accounting Pronouncements

In December 2010, the FASB issued ASC update No. 2010-28, “Intangibles-Goodwill and Other (Topic 350), When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts, a consensus of the FASB Emerging Issues Task Force.” This amendment modifies guidance for Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. The adoption of this update did not have a material impact on the Company’s financial statements.

In December 2010, the FASB issued ASC update No. 2010-29, “Business Combinations (Topic 805), Disclosure of Supplementary Pro Forma Information for Business Combinations, a consensus of the FASB Emerging Issues Task Force.” This amendment clarifies the periods for which pro forma financial information is presented. The acquisition of the California Utility occurred on January 1, 2011 and therefore the Statement of Operations for the year ended December 31, 2011 contains a full year of operating results from this acquisition. Accordingly pro forma financial statements would not provide any additional information. As the business combination was an acquisition of a division of the vendor for which comparable results from operations for the previous year are not available, pro forma financial statements for the comparative period are not provided as they cannot be practicably obtained. The adoption of this update did not have a material impact on the Company’s financial statements.

In September 2011, the FASB issued ASC update No. 2011-08 “Intangibles-Goodwill and Other (Topic 350), Testing Goodwill for Impairment”. This Update revises how an entity tests goodwill for impairment. The new guidance allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. An entity is no longer required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. As permitted by the Update, the Company has early adopted this standard in these annual financial statements for the year ended December 31, 2011. The adoption of this update did not have a material impact on the Company’s financial statements.

In June 2011, the FASB issued ASC update No. 2011-05 “Presentation of Comprehensive income (Topic 220)”. This Update provides accounting guidance on presentation of comprehensive income. The new guidance eliminates the current option to report Other comprehensive income (“OCI”) and its components in the statement of changes in stockholders’ equity. The new guidance requires the changes in OCI be presented either in a single continuous statement of net income and OCI or in two separate but consecutive statements. As permitted by the Update, the Company has early adopted the presentation guidance in these annual financial statements for the year ended December 31, 2011. The amendments resulted in presentation changes only in the consolidated financial statements.

Subsequently in December 2011, the FASB issued ASC update No. 2011-12, “Deferral of the Effective Date for Amendments to Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05”. The amendments in ASU No. 2011-12 defer the changes in ASU No. 2011-05 that relate to the presentation of reclassification adjustments out of AOCI.

(b)	Recent Accounting Guidance Not Yet Adopted

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. This newly issued accounting standard requires an entity to disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position as well as instruments and transactions executed under a master netting or similar arrangement and was issued to enable users of financial statements to understand the effects or potential effects of those arrangements on its financial position. This ASU is required to be applied retrospectively and is effective for fiscal years, and interim periods within those years, beginning on or after January 1, 2013. As this accounting standard only requires enhanced disclosure, the adoption of this standard is not expected to have an impact our financial position or results of operations.

In May 2011, the FASB issued ASC update No. 2011-04 “Fair Value Measurement (Topic 820)”. This Update amends the accounting and disclosure requirements for fair value measurements. The new guidance expands the disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy and requires categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed. The new guidance will be effective for the Company’s quarter ending March 31, 2012, and will be applied prospectively. Other than requiring additional disclosures, the adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions
3.	Acquisitions

(a)	Acquisition of California electrical generation and regulated distribution utility

On January 1, 2011, APUC and Emera Inc. (“Emera”) closed the acquisition of the “California Utility” for a purchase price of approximately $135,343 (U.S. $136,077). Through its wholly owned subsidiary Liberty Energy (California), APUC owns 50.001% of the shares of California Pacific Utility Ventures LLC, which acquired the California Utility and has concluded it controls the acquired entity. Liberty Energy (California) provides electric distribution service to approximately 47,000 customers in the Lake Tahoe region. The other 49.999% of the shares were acquired by Emera in the same transaction. The acquisition has been accounted for using the acquisition method, with earnings from operations consolidated since the date of acquisition.

On April 29, 2011, Emera agreed to sell its 49.999% interest in Liberty Energy (California) to APUC in exchange for 8,211,000 shares of APUC. The transaction is subject to regulatory approval and is expected to close in 2012.

The following table summarizes the preliminary allocation of the assets acquired and liabilities assumed at the acquisition date, as well as the fair value at the acquisition date of the non-controlling interest in Liberty Energy (California):

Working capital	$8,964
Property, plant and equipment	146,064
Deferred income tax asset	2,056
Goodwill	8,268
Current portion of other long-term liabilities	(671)
Advances in aid of construction	(10,434)
Other long-term liabilities	(1,988)
Regulatory liabilities	(16,916)

Total net assets acquired	$135,343

The acquisition was funded as follows:

Contribution of equity by APUC in 2011	$29,074
Contribution of equity by APUC in 2010	3,787
Non-controlling interest portion of purchase price paid by Emera	32,860
Debt financing	69,622

Total acquisition consideration	$135,343

In connection with the acquisition, the Company issued 8,523,000 shares at a price of $3.25 per share to Emera pursuant to a subscription receipt agreement. The $27,700 cash proceeds of the subscription receipts were used to fund a portion of the cost of acquisition of the California Utility.

The determination of the fair value of assets and liabilities acquired has been based upon fair value measurements.

Goodwill is calculated as the excess of the purchase price over the fair value of net assets acquired and the contributing factors to the amount recorded include expected future cash flows, potential operational synergies, the utilization of technology, and cost savings opportunities in the delivery of certain shared administrative and other services. All of the goodwill was allocated to the Liberty Utilities (West) segment.

Property, plant & equipment of Liberty Energy (California) are amortized on a straight line basis, ranging from 15 to 75 years in accordance with regulatory requirements.

The Company incurred $2,572 in total acquisition-related costs (2010 - $2,210); of which $362 were incurred during 2011. All such costs have been expensed in the consolidated Statement of Operations.

As the acquisition closed on January 1, 2011, the financial statements for the year ended December 31, 2011 contain a full year of operating results for the utility. Liberty Energy (California) contributed revenue of $77,367 and earnings of $2,987 to the Company’s results for the year ended December 31, 2011. The disclosure of pro forma revenue and earnings related to 2010 is impracticable since the assets acquired were part of a small division of a much larger utility; separate financial statements were not maintained by the vendor of the assets, the regulated tariff driving revenue formulae has changed, the rate-base used in determining rates was not identical to the assets acquired and the operating costs were subject to extensive allocation.

(b)	Acquisition of Regulated Water Utilities

On September 20, 2011, Liberty Utilities (South) completed the acquisition of the water utility assets of Noel Water Co., Inc. (“Noel”). The acquisition has been accounted for using the acquisition method, with earnings from operations consolidated since the date of acquisition. Total acquisition consideration of $903 was paid in cash. The following assets were acquired at fair values: working capital of $28 and property, plant and equipment of $729. Goodwill amounting to $146 was recognized.

On November 9, 2011, Liberty Utilities (South) completed the acquisition of the water utility assets of KMB Utility Corporation (“KMB”). The acquisition has been accounted for using the acquisition method, with earnings from operations consolidated since the date of acquisition. Total acquisition consideration of $350 was paid in cash. The following assets were acquired at fair values: working capital of $43 and property, plant and equipment of $265. Goodwill amounting to $42 was recognized.

Both utilities are located in the state of Missouri.

(c)	Agreement to Acquire New Hampshire Electric and Gas Utilities

On December 9, 2010, Liberty Utilities entered into agreements to acquire all issued and outstanding shares of Granite State Electric Company, a regulated electric utility, and EnergyNorth Natural Gas Inc. a regulated natural gas utility from National Grid USA (“National Grid”) for total cash consideration of U.S. $285,000 plus working capital and subject to a final closing adjustment.

In connection with these acquisitions, Emera has agreed to a treasury subscription of subscription receipts convertible into 12,000,000 APUC common shares upon closing of the transactions at a purchase price of $5.00 per share. The receipt of cash from Emera and issuance of the shares is contingent on closing of these acquisitions and consequently the subscription receipts have not been recorded in the financial statements.

Closing of the transaction is subject to certain conditions including state and federal regulatory approval, and is expected to occur in 2012.

The Company incurred $3,271 in total acquisition-related costs (2010 - $1,889); of which $1,382 were incurred during 2011. All such costs have been expensed in the consolidated Statement of Operations.

(d)	Agreement to Acquire Mid-West Gas Utilities

On May 13, 2011, Liberty Utilities entered into an agreement with Atmos Energy Corporation (“Atmos Energy”) to acquire certain regulated natural gas distribution utility assets (the “Mid-West Utilities”) located in Missouri, Iowa, and Illinois. Total purchase price for the Mid-West Utilities is approximately U.S. $124,000, subject to certain working capital and other closing adjustments.

Closing of the transaction is subject to certain conditions including state and federal regulatory approval, and is expected to occur in 2012.

The Company incurred $398 in total acquisition-related costs during 2011 (2010 - $nil). All such costs have been expensed in the consolidated Statement of Operations.

(e)	Agreement to Acquire Solar Energy Project

On November 27, 2011, APCo entered into agreements to acquire rights, subject to Ontario Power Authority approval, to develop a 10 MW-AC solar project located near Cornwall, Ontario which has been granted an Ontario Feed-in-Tariff contract by the Ontario Power Authority for a 20 year term at a rate of $443/MWh. The consideration for the power sale contract is $4,500 plus additional contingent consideration of $3,500 that is based on achieving certain construction milestones.

On December 30, 2011 Ontario Power Authority Approval was received and the transaction closed on January 4, 2012. Following the completion of all regulatory submissions and approvals, construction of the solar facility is expected to begin in the second half of 2012, with a commercial operation date estimated in early 2013.

(f)	Power Purchase agreement for Chaplin Wind Project

Subsequent to the year end, APCo entered into a 25 year Power Purchase Agreement with SaskPower for development of a 177 –MW wind power project in the rural municipality of Chaplin, Saskatchewan, 200 km west of Regina, Saskatchewan. The project has a targeted commercial operation date of December, 2016. The 25 year power purchase agreement features a rate escalation provision of 0.6% throughout the term of the agreement.

(g)	Highground Capital Corporation

In 2008, the Company entered into an agreement with Highground Capital Corporation (“Highground”) and CJIG Management Inc. (“CJIG) whereby, CJIG acquired all of the issued and outstanding common shares of Highground and the Company issued equity in the form trust units to the Highground shareholders and CJIG, in exchange for $26.2 million of cash and future consideration based on 50% of liquidation proceeds from sale of Highground’s remaining assets by CJIG. During 2011, APUC received additional consideration of $1,073 (2010 - $170) from CJIG as APUC’s share of additional proceeds. This has been recorded as an increase to share capital. As at December 31, 2011, further consideration from this transaction, if any, is not expected to be significant.

(h)	Acquisition of U.S. Wind Farms

On March 9, 2012, APCo entered into an agreement to acquire a 51% majority interest in a 480 MW portfolio of four wind projects in the United States from Gamesa Corporación Tecnológica, S.A. (“Gamesa”) for total consideration of approximately U.S. $269 million. The portfolio will be acquired in two stages; closing of two existing wind farms is expected to occur promptly following receipt of regulatory approval and the acquisition of the remaining two wind farms following their respective commissionings near the end of 2012.

Accounts receivable	12 Months Ended
Dec. 31, 2011
Accounts receivable
4.	Accounts receivable

Accounts receivable as of December 31, 2011, include unbilled receivables of $11,304 (December 31, 2010 - $1,552) in the regulated utilities. The unbilled revenue is an estimate of the amount of utility revenue since the date the meters were last read.

Long-term investments and notes receivable	12 Months Ended
Dec. 31, 2011
Long-term investments and notes receivable
5.	Long-term investments and notes receivable

Long-term investments and notes receivable consist of the following:

	2011	2010
32.4% of Class B non-voting shares of Kirkland Lake Power Corp.	$4,926	$8,197
25% of Class B non-voting shares of Cochrane Power Corporation	5,382	5,775
45% interest in the Algonquin Power (Rattle Brook) Partnership	3,784	3,790
50% interest in the Valley Power Partnership	1,676	1,845
Red Lily Subordinated loan, interest at 12.5% (b)	6,565	6,565
Red Lily Senior loan, interest at 6.31% (b)	13,000	6,100
Chapais Énergie, Société en Commandite 12.1% interest in Tranche A and Tranche B term loans
The loans bear interest at the rate of 10.789% and 4.91%, respectively	2,913	3,329
Silverleaf resorts loan, interest at 15.48% (c)	2,056	2,010
Note Receivable - Twin Falls. The note bears interest at the rate of 6.75%	—	740

	40,302	38,351
Less: current portion	(482)	(1,172)

Total long term investments and notes receivable	$39,820	$37,179

The above notes are secured by the underlying assets of the respective facilities. There is no allowance for doubtful account in regards to the notes receivable as at December 31, 2011 and 2010.

(a)	Red Lily I

The Red Lily I Partnership (‘Partnership”) is owned by an independent investor. The Company provides operation and supervision services to the Red Lily I project, a 26.4 megawatt wind energy facility located in south-eastern Saskatchewan.

The Company’s investment in Red Lily I is in the form of participation in a portion of the senior debt facility, and a subordinated debt facility from the Partnership. APUC has advanced $13,000 (2010 - $6,100) under a senior debt facility to the Partnership. Another third party lender has also advanced $31,000 of senior debt to the Partnership. The Company’s senior loan to the Partnership earns interest at the rate of 6.31% and will mature in 2016. Both tranches of senior debt are secured by substantially all the assets of the Partnership on a pari passu basis.

The subordinated loan earns an interest rate of 12.5%, the principal matures in 2036 but is repayable by the Partnership in whole or in part at any time after 2016, without a pre-payment premium. The subordinated loan is secured by substantially all the assets of the Partnership but is subordinated to the senior debt.

A second tranche of subordinated loan for an amount equal to the amounts outstanding on Tranche 2 of the senior debt but no greater than $17,000 will be advanced in 2016 by the Company. The proceeds from this additional subordinated debt are required to be used to repay Tranche 2 of the Partnership’s senior debt, including APUC’s portion.

In connection with the subordinated debt facility, the Company has been granted an option to subscribe for a 75% equity interest in the Partnership in exchange for the outstanding amount on its subordinated loan of up to $19,500, exercisable for a period of 90 days commencing in 2016. The fair value of the conversion option as at December 31, 2011 was determined to be negligible.

During the year ended December 31, 2011, APUC advanced $6,900 of the senior debt to the Partnership. As of December 31, 2011 APUC has funded a total of $13,000 (December 31, 2010 - $6,100) of the senior debt and $6,565 (December 31, 2010 - $6,565) of the subordinated debt.

(b)	Silverleaf Resorts Inc – Hill County

On July 29, 2010, Liberty Water, a wholly owned subsidiary of APUC, made an investment in its Hill Country facility, a part of Silverleaf Resorts Inc.’s (“SRI”) facilities in Comal County, Texas. The investment of $2,056 (U.S. $2,021) was made under an agreement with SRI to increase the capacity of a wastewater treatment facility to support the growth of the utility. This investment has been recorded in property, plant and equipment as additional capacity conveyed by SRI together with note receivable for funds advanced by APUC.

The note has a 10 year term and bears interest at 15.48%. The note is repayable in cash to the extent expansion does not form part of the rate base of the utility during the 10 year term. To the extent that the cost of the expansion becomes part of the rate base of the utility, the note will be assigned as payment to Silverleaf for the expansion costs with the excess received in cash.

Property, plant and equipment	12 Months Ended
Dec. 31, 2011
Property, plant and equipment
6.	Property, plant and equipment

Property, plant and equipment consist of the following:

2011
	Cost	Accumulated depreciation	Net book value
Generation
Renewable	$527,922	$132,779	$395,143
Thermal	194,080	78,776	115,304
Distribution
Water & wastewater	239,190	48,716	190,474
Electricity	154,154	2,636	151,518
Land	12,203	—	12,203
Equipment	50,823	23,429	27,394
Construction in progress	53,920	—	53,920

	$1,232,292	$286,336	$945,956

2010
	Cost	Accumulated depreciation	Net book value
Generation
Renewable	$527,407	$114,780	$412,627
Thermal	191,138	69,816	121,322
Distribution
Water & wastewater	219,744	41,840	177,904
Electricity	—	—	—
Land	11,976	—	11,976
Equipment	48,720	21,309	27,411
Construction in progress	10,500	—	10,500

	$1,009,485	$247,745	$761,740

Generation assets are those used to generate electricity. These assets include hydroelectric, wind and thermal generation stations, turbines, dams, reservoirs and other related equipment.

Electricity distribution assets are those used to distribute electricity within a specific geographic service territory to end users of electricity. These assets include poles, towers and fixtures, low-voltage wires, transformers, overhead and underground conductors, street lighting, meters, metering equipment and other related equipment.

Water and waste water assets are those used to distribute water and collect wastewater. These assets include treating facilities and equipment, network of supply mains, pipes and canals, pumps and related generation equipment, meters, hydrants, collecting sewers and other related equipment.

Equipment assets include equipment, vehicles, inventory and information technology assets.

Renewable generation assets include cost of $94,606 (2010 - $94,606) and accumulated depreciation of $30,264 (2010 - $27,962) related to facilities under capital lease or owned by consolidated variable interest entities. Depreciation expense of facilities under capital lease was $2,302 (2010 - $2,536). Contributions received in aid of construction of $3,968 (2010 - $3,731) have been credited to the cost of the distribution assets. Water and wastewater distribution assets include expansion costs of $1,000 on which the Company does not currently earn a return.

Equipment includes cost of $4,227 (2010 - $4,402) and accumulated depreciation of $2,079 (2010 - $2,149) related to equipment under capital lease. Depreciation expense of equipment under capital lease was $282 (2010 - $292).

In December 2011, APCo wrote down its investment in a small hydro facility and recognized an impairment charge on property, plant and equipment of $1,370 (2010 - $1,836) representing the difference between the carrying value of the assets and their estimated fair value. The fair value of the facilities was estimated based on prior transactions involving sales of comparable facilities and management’s best estimates. Subsequent to the year end the Company entered into an agreement to sell certain small hydro facilities located in the U.S for gross proceeds of $200. As a result, the Company wrote down its investment in these hydro facilities to fair value, less costs associated with the sale, and recognized a charge on property, plant and equipment of $662 (2010 - $656).

In December 2011, Liberty Utilities (South) wrote down $1,058 from facilities assets based on regulatory decisions in 2011 that these costs are not capitalizable for rate-base purposes.

Intangible assets	12 Months Ended
Dec. 31, 2011
Intangible assets
7.	Intangible assets

Intangible assets consist of the following:

2011
	Cost	Accumulated amortization	Net book value
Power sales contracts	$60,044	$20,548	$39,496
Customer relationships	19,235	3,462	15,773
Energy sales contract	—	—	—

	$79,279	$24,010	$55,269

2010
	Cost	Accumulated amortization	Net book value
Power sales contracts	$102,980	$45,345	$57,635
Customer relationships	18,811	2,912	15,899
Energy sales contract	4,228	3,876	352

	$126,019	$52,133	$73,886

Subsequent to the year end, the Region of Peel elected not to extend the existing waste processing contract with the Company and will instead seek competitive proposals from several waste management companies, including the Company. As a result, the remaining intangible assets associated with the existing waste management and energy contracts of the facility were written off in 2011 and the Company recognized a charge on intangible assets of $13,430.

Estimated amortization expense for intangibles for the next five years is $4,190 each year.

Regulatory assets and liabilities	12 Months Ended
Dec. 31, 2011
Regulatory assets and liabilities
8.	Regulatory assets and liabilities

The Company’s regulated utility operating companies owned by Liberty Utilities are subject to regulation by the public utility commissions of the states in which they operate. The respective public utility commissions have jurisdiction with respect to rate, service, accounting procedures, issuance of securities, acquisitions and other matters. These utilities operate under cost-of-service regulation as administered by these state authorities. The Company’s regulated utility operating companies are accounted for under the principles of U.S. Financial Accounting Standards Board ASC Topic 980 Regulated Operations (“ASC 980”). Under ASC 980, regulatory assets and liabilities that would not be recorded under U.S. GAAP for non-regulated entities are recorded to the extent that they represent probable future revenues or expenses associated with certain charges or credits that will be recovered from or refunded to customers through the rate making process.

The utilities periodically file rate cases with their regulators. Rate cases seek to ensure that a particular facility has the opportunity to recover its operating costs and earn a fair and reasonable return on its capital investment as allowed by the regulatory authority under which the facility operates. Regulated utilities use a test year in the establishment of rates for the utility and pursuant to this method the determination of the rate of return on approved rate base and deemed capital structure, together with all reasonable and prudent costs, establishes the revenue requirement upon which each utility’s customer rates are determined.

Liberty Utilities monitors current and anticipated operating costs, capital investment and the rates of return in respect of each of its facility investments to determine the appropriate timing of a rate case filing in order to ensure it fully earns a rate of return on its investments. In the case of Liberty Utilities (West) and consistent with regulated utilities operating in California, the utility is required to make general rate case filings on a regular 3 year cycle. The utilities’ most recent rate case was settled in 2009. The rate case was filed in February 2012 for the prospective years of 2012-2013. The regulator allows for the use of a prospective test year in the establishment of rates for the utility. The regulator also allows the use of annual adjuster mechanisms to account for inflation to labor and other expenses over the three year period of the rate case filing. In addition, a utility’s rates include thresholds for capital expenditures, which once reached, can trigger adjustment mechanisms in between rate cases.

Energy Cost Adjustment Clause (“ECAC”)

A portion of the revenue of Liberty Utilities (West) consists of ECAC which is designed to recoup or refund power supply costs that are caused by the fluctuations in the price of fuel and purchased power. The ECAC allowed in California mitigates the impact of changes in fuel prices and stabilizes earnings by allowing for the recovery of fuel and purchased power costs by updating rates charged on an annual basis. The mechanism consists of a base rate and amortization rate. The actual power supply costs incurred are tracked and compared to the base rate power supply costs to ensure the cumulative variance does not exceed 5%. In the event that the cumulative variance exceeds 5%, the ECAC allows Calpeco to request an adjustment to approved rates, reducing the commodity risk associated with the purchase of power.

The Post Test Year Adjustment Mechanism (“PTAM”)

The PTAM allows Calpeco to update its rates annually by a cost inflation index. In addition, rates are allowed to be updated to recover the return on investment and associated depreciation of major capital projects.

Power Purchase Agreement (“PPA”)

Liberty Utilities (West) has entered into a five year all requirements PPA with NV Energy to provide its full electric needs at NV Energy’s “system average cost” rates. The PPA had an effective starting date of January 1, 2011 with a five year renewal option. The PPA obligates NV Energy to use commercially reasonable efforts to supply Liberty Utilities (West) with sufficient renewable power to satisfy the current 20% California Renewables Portfolio Standard requirement for the five-year term of the PPA. NV Energy’s deliveries under the PPA are structured in a manner which satisfies the CPUC resource adequacy (“RA”) requirements, and are designed to enable Liberty Utilities (West) to comply with the associated RA reporting requirements. Liberty Utilities (West) accounts for the PPA as an operating lease. The costs associated with the PPA are recoverable through the ECAC.

Regulatory assets and liabilities consist of the following:

	December 31, 2011	December 31, 2010
Regulatory assets:
Rate case costs (i)	$2,161	$2,164
Alternative revenue program (ii)	2,789	320
Water testing costs (iii)	79	—

Total regulatory assets	$5,029	$2,484
Less current regulatory assets	2,458	—

Non-current regulatory assets	$2,571	$2,484

Regulatory liabilities
Deferred energy costs (iv)	$6,708	$—
Cost of removal (v)	14,945	—

Total regulatory liabilities	$21,653	$—
Less current regulatory liabilities	2,469	—

Non-current regulatory liabilities	$19,184	$—

(i)	Rate case

The costs to file, prosecute and defend rate case applications are referred to as rate case costs and are generally recoverable, in whole or in part, as part of the rate case process over a prescribed period of time. Deferred rate case costs are those rate case costs the utility expects to receive prospective recovery through its rates approved by the regulators. Under ASC 980 these costs are capitalized and amortized over the period of rate recovery granted by the regulator. The Company does not earn a return on these amounts but gets recovery of these costs in rates over the periods prescribed by the regulator.

(ii)	Alternative revenue program

A rate decision by the regulator of one of Liberty Utilities (South)’s utilities has ordered a phase-in of the rate increases it has granted wherein the full rate increase will be phased in over a 12 month period. The phase-in also includes a surcharge mechanism that ensures the utility is not disadvantaged by the phase in of the new rates.

(iii)	Water testing costs

Water testing costs consist of certain expenses associated with some water testing costs ordered by the regulator. These costs are allowed to be recovered in rates in future periods. The regulatory asset associated with these costs is amortized over the period of rate recovery granted by the regulator. The Company does not earn a return on these amounts but gets recovery of these costs in rates over the periods prescribed by the regulator.

(iv)	Deferred energy cost

Certain state statutes permit regulated utilities to adopt deferred energy accounting procedures. The intent of these procedures is to ease the effect on customers of fluctuations in the cost of purchased gas, fuel and purchased power.

Under deferred energy accounting, to the extent actual fuel and purchased power costs exceed fuel and purchased power costs recoverable through current rates that excess is not recorded as a current expense on the consolidated statement of operations but rather is deferred and recorded as a regulatory asset on the balance sheet in accordance with the provisions of ASC 980. Conversely, a regulatory liability is recorded to the extent fuel and purchased power costs recoverable through current rates exceed actual fuel and purchased power costs. These excess amounts are reflected in adjustments to rates and recorded as revenue or expense in future time periods, subject to regulatory review. The Utilities also record and are eligible under the statute to recover a carrying charge on such deferred balances.

(v)	Cost of removal

The regulatory liability for cost of removal represents amounts that have been collected from ratepayers for costs that are expected to be incurred in the future to retire utility plant.

Future implications of discontinuing application of regulatory accounting

Liberty Utilities regularly assesses whether it can continue to apply regulatory accounting to its operations. In the event that the criteria no longer applied to a deregulated portion of the operations, the related regulatory assets and liabilities would be written off unless an appropriate regulatory mechanism is provided. Additionally, these factors could results in an impairment on utility assets.

Income statement impact of applying regulatory accounting

If Liberty Utilities had not applied regulatory accounting earnings would have been affected as follows:

	December 31, 2011	December 31, 2010
Liberty Utilities (South):

As a result of not recognizing the alternative revenue program in advance of the full rate increase being phased in rates, the rate case costs would have been expensed as incurred and revenue recognized would have been limited to the current phase of the phase-in plan.	$(1,825)	$(332)
Liberty Utilities (West):

Recognizing over-recovered purchased power costs net of capitalized rate-case that would have been expensed.	4,106	—

Total increase (decrease) in earnings	$2,281	$(332)

Long-term liabilities	12 Months Ended
Dec. 31, 2011
Long-term liabilities
9.	Long-term liabilities

Long term liabilities consist of the following:

	2011	2010
APCo

Senior Unsecured Notes: $135,000 senior unsecured notes, interest rate of 5.5% maturing July 25, 2018. The notes are interest only, payable semi-annually in arrears, commencing January 25, 2012.	$134,778	$—

Senior Secured Revolving Credit Facility: Revolving line of credit interest rate is equal to bankers acceptance or LIBOR plus a variable rate as outlined in the credit facility agreement. The current rate is LIBOR plus 2.5%.	—	64,500

Senior Debt Long Sault Rapids: Interest at rate of 10.2% repayable in blended monthly interest and principal installments of $402 and maturing December, 2027.	39,033	39,844

Sanger Bonds: U.S. $19,200 California Pollution Control Finance Authority Variable Rate Demand Resource Recovery Revenue Bonds Series 1990A, interest payable monthly, maturing September, 2020. The variable interest rate is determined by the remarketing agent. The effective interest rate for 2011 is 2.05% (2010 – 1.33%).	19,526	19,096

Senior Debt Chute Ford: Interest rate of 11.6% repayable in blended monthly interest and principal installments of $64 and maturing April, 2020.	4,072	4,350

AirSource Senior Debt Financing: Interest rate is equal to bankers’ acceptance plus 1% and matured on October 31, 2011. Monthly interest and quarterly principal payments totaled $72,146 (2010 - $1,741). The effective rate of interest for 2011 was 1.38% (2010 – 1.81%).	—	68,789

Bonds Payable: Obligation to the City of Sanger (2010 - U.S. $230).	—	229

Liberty Utilities

Senior Notes – California Pacific Electric Company, LLLC: U.S. $45,000 senior unsecured notes, interest rate of 5.19%, maturing December 29, 2020 and U.S. $25,000, interest rate of 5.59%, maturing December 29, 2025. The notes are interest only, payable semi-annually.	71,190	—

	2011	2010
Senior Unsecured Notes – Liberty Water Co: U.S. $50,000 senior unsecured notes, interest rate of 5.6% maturing December 22, 2020. The notes are interest only, payable semi-annually, until June 20, 2016 with semi-annual interest payments and an annual principal repayment of U.S. $5,000 thereafter.	50,850	49,730

Litchfield Park Service Company Bonds: 1999 and 2001 IDA Bonds. Interest rates of 5.95% and 6.75% repayable in blended semi-annual installments maturing October 2023 and October 2031. Principal payments of U.S. $270 (2010 – U.S. $255). The balance of these notes at December 31, 2011 was U.S. $3,605 and U.S. $7,100, respectively (2010 – U.S. $3,810 and U.S. $7,165).	11,868	11,931

Bella Vista Water Loans: Water Infrastructure Financing Authority of Arizona Interest rates of 6.26% and 6.10% repayable in monthly and quarterly installments (U.S. $15 and U.S. $4) maturing March, 2020 and December, 2017. The balance of these notes at December 31, 2011 was US$1,275 and US$83 respectively (2010 – US$1,384 and US$95)	1,399	1,489

	$332,716	$259,958
Less: current portion	(1,624)	(70,490)

	$331,092	$189,468

Certain long-term debt issued at a subsidiary level relating to a specific operating facility is secured by the respective facility with no other recourse to APUC, APCo or Liberty Utilities. The loans have certain financial covenants, which must be maintained on a quarterly basis. Non compliance with the covenants could restrict cash distributions/dividends to Liberty Utilities, APCo and APUC from the specific facilities.

APCo

On July 25, 2011 APCo completed a $135,000 private placement debt financing commitment at a price of $998.28 per $1,000 principal amount of debenture. The notes are senior unsecured with a seven year maturity date of July 25, 2018 and bear interest at 5.5%. The notes are interest only, payable semi-annually in arrears, commencing January 25, 2012. APCo incurred deferred financing costs of $1,685, which are being amortized to interest expense over the term of the loan using the effective interest rate method. The net proceeds of this financing were used to retire the project debt related to the St. Leon facility (Air Source Senior Debt Financing) and to reduce amounts outstanding on APCo’s senior secured revolving credit facility. As of December 31, 2011, the Company had accrued $3,255 in interest payable.

In February 2011, APCo renewed its senior secured revolving credit facility in the maximum amount of $142,000 (the “Facility”) for a three year term with its Canadian bank syndicate. The Facility now has a maturity date of February 14, 2014. Refinancing costs and fees related to the renewal of $1,446 have been recorded as deferred financing costs in the period. On July 25, 2011, in conjunction with the APCo debenture offering discussed above, the maximum availability on the senior revolving facility was reduced to $120,000. At December 31, 2011, $0 (2010 - $64,500) has been drawn on the Facility. In addition, the availability of the revolving credit facility has been reduced for certain outstanding letters of credit in amounts totaling $39,606 (2010 - $33,122).

Therefore, APCo had $80,394 of undrawn bank facilities as at December 31, 2011. The terms of the Facility contain certain financial covenants including debt service ratios and leverage ratios which can limit the amounts available for borrowing. Based on current covenants at December 31, 2011, APCo is able to access the entire undrawn amount of the Facility. The facility is secured by a fixed and floating charge over all APCo entities.

On December 22, 2010 APUC’s subsidiary, Liberty Water Co. (“Liberty Water”), issued U.S. $50,000 senior unsecured notes with a ten year maturity date of December 2020 and bearing interest at 5.6%. The notes are interest only, payable semi-annually, until June 20, 2016 with semi-annual interest payments and annual principal repayments of U.S. $5,000 thereafter. As of December 31, 2011, Liberty Water incurred deferred financing costs of $1,235 (2010 - $854) which are being amortized to interest expense over the term of the loan using the effective interest rate method.

APUC’s subsidiary California Pacific Electric Company, LLC has issued U.S.$70,000 senior unsecured notes consisting of U.S. $45,000 bearing an interest rate of 5.19% maturing December 29, 2020 and U.S. $25,000 bearing an interest rate of 5.59% maturing December 29, 2025. The notes are interest only, payable semi-annually. Financing costs of $ 1,048 (2010 - $1,069) incurred with respect to this placement have been recorded in deferred financing costs.

Subsequent to year-end, on January 19, 2012, Liberty Utilities Co. entered into an agreement for a U.S. $80,000 senior unsecured revolving credit facility with a three year term at an interest rate equal to LIBOR plus a variable rate as outlined in the credit facility agreement. The current rate is LIBOR plus 1.75%.

Interest paid on the long-term liabilities was $18,089 (2010 - $9,064).

Principal payments due in the next five years and thereafter are:

	2012	2013	2014	2015	2016	Thereafter	Total
APCo
Senior Unsecured	$—	$—	$—	$—	$—	$134,778	$134,778
Senior Debt Long Sault Rapids	897	993	1,094	1,211	1,340	33,498	39,033
Sanger Bonds	—	—	—	—	—	19,526	19,526
Senior Debt Chuteford	309	346	389	436	489	2,103	4,072

Liberty Utilities
Senior Unsecured	—	—	—	—	5,085	45,765	50,850
Senior Unsecured	—	—	—	—	—	71,190	71,190
Litchfield Park Service Company Bonds	290	305	326	346	366	10,235	11,868
Bella Vista Water Loans	128	136	135	144	140	716	1,399

Total	$1,624	$1,780	$1,944	$2,137	$7,420	$317,811	$332,716

Convertible Debentures	12 Months Ended
Dec. 31, 2011
Convertible Debentures
10.	Convertible Debentures

2011	Series 1A	Series 2A	Series 3	Total
Maturity date	2014 November 30	2016 November 30	2017 June 30
Interest rate	7.50%	6.35%	7.00%
Conversion price per share	$4.08	$6.00	$4.20

Carrying value at December 31, 2010	$59,156	$59,699	$62,905	$181,760
Conversion to shares (Note12), net of costs	(59,449)	(10)	(334)	(59,793)
Amortization and accretion	293	37	—	330

Carrying value at December 31, 2011	$—	$59,726	$62,571	$122,297

Face value at December 31, 2011	$—	$59,957	$62,571	$122,528

2010	Series 1A	Series 2A	Series 3	Total
Maturity date	2014 November 30	2016 November 30	2017 June 30
Interest rate	7.50%	6.35%	7.00%
Conversion price per share	$4.08	$6.00	$4.20

Carrying value at December 31, 2009	$62,686	$59,664	$63,250	$185,600
Conversion to shares (Note 12), net of costs	(4,473)	—	(345)	(4,818)
Amortization and accretion	943	35	—	978

Carrying value at December 31, 2010	$59,156	$59,699	$62,905	$181,760

Face value at December 31, 2010	$62,470	$59,967	$62,905	$185,342

Subsequent to year-end, the remaining principal amount of $59,967 of Series 2A Debentures were redeemed and converted into 10,322,518 shares of APUC (note 12).

The Series 3 debentures are convertible into common shares of APUC at the option of the holder at a conversion price of $4.20 per common share, being a ratio of approximately 238.1 common shares per $1,000 principal amount of debentures. The debentures cannot be redeemed by APUC on or before December 31, 2012. During the period of January 1, 2013 until December 31, 2014, the Series 3 debentures may be redeemed by APUC provided that the weighted-average trading price of the underlying share price on the TSX for the 20 consecutive trading days is equal to or exceeds a price of $5.25 (125% of the conversion price of $4.20). During the period of January 1, 2015 until the Series 3 debentures’ maturity, APUC can redeem the Series 3 debentures for 100% of the face value of the Series 3 Debentures with cash, or for 105% of the face value of the Series 3 debentures with additional shares.

Other long-term liabilities	12 Months Ended
Dec. 31, 2011
Other long-term liabilities
11.	Other long-term liabilities

Other long term liabilities consist of the following:

	2011	2010
Contingent consideration	$1,080	$1,198
Deferred water rights inducement	2,927	3,008
Customer deposits	2,483	1,985
Capital Leases Obligation for equipment leases. Interest rates varying from 1.90% to 5.80%, monthly interest and principal payments with varying dates of maturity from March 2012 to December 2014	501	535
Other	5,073	5,099

	12,064	11,825
Less: current portion	(1,641)	(1,011)

	$10,423	$10,814

Shareholders' Capital	12 Months Ended
Dec. 31, 2011
Shareholders' Capital
12.	Shareholders’ Capital

Number of common shares:

	2011	2010
Common shares, beginning of period	95,422,778	93,064,120
Conversion and redemption of convertible debentures	15,300,824	1,178,478
Issuance pursuant to management internalization	—	1,180,180
Issuance of shares	25,399,178	—

Common shares, end of period	136,122,780	95,422,778

Authorized

APUC is authorized to issue an unlimited number of common shares. The holders of the common shares are entitled to dividends if, as and when declared by the Board of Directors (the Board); to one vote per share at meetings of the holders of common shares; and upon liquidation, dissolution or winding up of APUC to receive pro rata the remaining property and assets of APUC; subject to the rights of any shares having priority over the common shares, of which none are authorized or outstanding.

APUC is authorized to issue an unlimited number of preferred shares, issuable in one or more series, containing terms and conditions as approved by the Board of Directors of APUC. As at December 31, 2011, APUC does not have any issued and outstanding preferred shares.

On June 29, 2010, the Company issued 1,180,180 shares valued at $4,763 pursuant to the Management Internalization Agreement signed on December 21, 2009. The issuance of shares and final settlement was approved by the Company’s shareholders at its annual general meeting held on June 23, 2010.

In 2010, $4,473 principal amount of New Series 1 Debentures were converted at the option of the holders at a price of $4.08 for each share into 1,096,336 shares of APUC. The carrying amount of these debentures net of unamortized issuance costs and the bifurcated equity component totaling $4,094 has been recorded as share capital.

In 2010, $345 principal amount of Series 3 Debentures were converted at the option of the holders at a price of $4.20 for each share into 82,142 shares of APUC. The carrying amount of these debentures net of unamortized issuance costs and the bifurcated equity component totaling $311 has been recorded as share capital.

On April 1, 2011, APUC called for the redemption of the Series 1A Debentures on May 16, 2011 (“Redemption Date”). Prior to the Redemption Date, a principal amount of $60,339 of Series 1A Debentures were converted into 14,788,975 shares of APUC. On May 16, 2011, APUC redeemed the remaining Series 1A Debentures by issuing and delivering 430,666 APUC shares. On December 31, 2011, as a result of the Redemption there were no Series 1A Debentures outstanding.

During the year ended December 31, 2011, $10 principal amount of Series 2A Debentures were converted at the option of the holders at a price of $6.00 for each share into 1,666 shares of APUC.

During the year ended December 31, 2011, $334 principal amount of Series 3 Debentures were converted at the option of the holders at a price of $4.20 for each share into 79,517 shares of APUC.

Subsequent to year-end, the remaining principal amount of $59,967 of Series 2A Debentures were redeemed and converted into 10,322,518 shares of APUC.

Subsequent to the year end, $66 principal amount of Series 3 Debentures were converted at the option of the holders into 15,711 shares of APUC.

Shareholders’ Rights Plan

On June 23, 2010, the Company’s shareholders adopted a shareholders’ rights plan (the “Rights Plan”). The Rights Plan has an initial term of three years. Under the Rights Plan, one right is issued with each issued share of the Company. The rights remain attached to the shares and are not exercisable or separable unless one or more certain specified events occur. If a person or group acting in concert acquires 20 percent or more of the outstanding shares (subject to certain exceptions) of the Company, the rights will entitle the holders thereof (other than the acquiring person or group) to purchase shares at a 50 percent discount from the then current market price. The rights provided under the Rights Plan are not triggered by any person making a “Permitted Bid”, as defined in the Rights Plan.

Dividend reinvestment plan

The Company has a Common Shareholder Dividend Reinvestment Plan, which provides an opportunity for shareholders to reinvest dividends for the purpose of purchasing common shares. Additional Common Shares acquired through the reinvestment of cash dividends will be purchased in the open market or will be issued by APUC at a discount of up to 5% from the average market price, all as determined by the Company from time to time.

Employee Share Purchase Plan

In September 2011, the Company approved an employee share purchase plan (“ESPP”) which commenced in October 2011. Eligible employees may have a portion of their earnings withheld to be used to purchase the Company’s common shares. The Company will match a) 20% of employee contribution amount for the first five thousand dollars per employee contributed annually and 10% of employee contribution amount for contributions over five thousand dollars up to ten thousand dollars annually, for Canadian employees, and b ) 15% of employee contribution amount for the first fifteen thousand dollar per employee contributed annually, for U.S. employees. Shares purchased through the Company match portion shall not be eligible for sale by the participant for a period of one year following the contribution date on which such shares were acquired. At the Company’s option, the shares may be (i) issued to participants from treasury at the average share price or (ii) acquired on behalf of participants by purchases through the facilities of the TSX by an independent broker. The aggregate number of shares reserved for issuance from treasury by APUC under this plan shall not exceed 2,000,000 shares.

The Company uses the fair value based method to measure the compensation expense related to the Company’s contribution. For the year ended December 31, 2011, a total of 7,176 common shares were issued to employees under the ESPP plan for a total compensation expense related to the ESPP in 2011 of $9.

Stock Option Plan

During 2010, the Company’s shareholders approved a stock option plan (the “Plan”) that permits the grant of share options to key officers, directors, employees and selected service providers. The aggregate number of shares that may be reserved for issuance under the Plan must not exceed 10% of the number of Shares outstanding at the time the options are granted. The number of shares subject to each option, the option price, the expiration date, the vesting and other terms and conditions relating to each option shall be determined by the Board from time to time. Dividends on the underlying shares do not accumulate during the vesting period. Option holders may elect to surrender any portion of the vested options which is then exercisable in exchange for the In-the-Money Amount. In accordance with the Plan, the In-The-Money Amount represents the excess, if any, of the market price of a share at such time over the option price, in each case such In-the-Money amount being payable by the Company in cash or shares at the election of the Company. As the Company does not expect to settle these instruments in cash, these options are accounted for as equity awards.

In the case of qualified retirement, the Board may accelerate the vesting of the unvested options then held by the optionee at the Board’s discretion. All vested options may be exercised within ninety days after retirement. In the case of death, the options vest immediately and the period over which the options can be exercised is one year. In the case of disability, options continue to vest and be exercisable in accordance with the terms of the grant and the provisions of the plan. Employees have up to thirty days to exercise vested options upon resignation or termination.

The estimated fair value of options, including the effect of estimated forfeitures, is recognized as expense on a straight-line basis over the options’ vesting periods while ensuring that the cumulative amount of compensation cost recognized at least equals the value of the vested portion of the award at that date. The Company determines the fair value of options granted using the Black-Scholes option-pricing model. The risk-free interest rate is based on the zero-coupon Canada Government bond with a similar term to the expected life of the options at the grant date. Expected volatility was estimated based on the adjusted historic volatility of the Company’s shares. The expected life was estimated to equal the contractual life of the options. The dividend yield rate was based upon recent historical dividends paid on APUC shares.

The following assumptions were used in determining the fair value of share options granted:

	2011	2010
Risk-free interest rate	3.0%	2.9%
Expected volatility	30%	29%
Expected dividend yield	5.3%	5.9%
Expected life	8 years	8 years

Weighted average grant date fair value per option	$0.99	$0.61

Stock option activity during the period is as follows:

	Number of shares	Weighted average exercise price	Weighted average remaining contractual term	Aggregate intrinsic value
Balance at January 1, 2011	1,160,204	$4.05	7.62	$1,056
Granted	1,326,900	5.38	8.00	22

Balance at December 31, 2011	2,487,104	$4.76	6.96	$4,134

Exercisable at December 31, 2010	386,735	$4.05	6.62	$917

On March 14, 2012, 1,194,606 stock options were granted to senior executives of APUC which allow for the purchase of common shares at a price of $6.22.

Directors Deferred Share Units

In June 2011, the Shareholders approved a Deferred Share Unit Plan. Under the plan, non-employee directors of the Company may elect annually to receive all or any portion of their compensation in Deferred Share Units (“DSUs”) in lieu of cash compensation. Directors’ fees are paid on a quarterly basis and at the time of each payment of fees, the applicable amount is converted to DSUs. A DSU has a value equal to one of the Company’s common share. Dividends accumulate in the DSU account and are converted to DSUs based on the market value of the shares on that date. DSUs cannot be redeemed until the Director retires, resigns, or otherwise leaves the Board. The DSUs provide for settlement in cash or shares at the election of the Company. As the Company expects to settle these instruments in cash, these DSUs are accounted for as liability awards and dividends accumulated are recognized as additional compensation cost. The DSU liabilities are marked-to-market at the end of each period based on the common share price at the end of the period. As at December 31, 2011, no DSUs had been issued.

Performance Share Units

The Company approved a performance share unit plan to its employees as part of the Company’s long-term incentive program. Performance share units (“PSUs”) are granted annually for three-year overlapping performance cycles. PSUs vest at the end of the three-year cycle and will be calculated based on established performance criteria. At the end of the three-year performance periods, the number of shares issued can range from 0% to 144% of the number of PSUs granted. Dividends accumulating during the vesting period are converted to PSUs based on the market value of the shares on that date and are recorded in equity as the dividend’s are declared. None of these PSUs have voting rights. Any PSUs not vested at the end of a performance period will expire. The PSUs provide for settlement in cash or shares at the election of the Company. As the Company does not expect to settle these instruments in cash, these PSUs will be accounted for as equity awards. Compensation expense associated with PSUs is recognized ratably over the performance period based on the Company’s estimated achievement of the established metrics. Compensation expense for awards with performance conditions will only be recognized for those awards for which it is probable that the performance conditions will be achieved and which are expected to vest

A summary of the PSUs activity follows:

Employees PSUs Outstanding
December 31, 2010	—
Granted	21,123

December 31, 2011	21,123

A summary of the non-vested PSUs follows:

	Employees PSUs
	Shares	Weighted Average Grant-Date Fair Value
Non-vested at January 1, 2011	—	$—
Granted	21,123	5.62

Non-vested at December 31, 2011	21,123	$5.62

Share-based compensation

For the year ended December 31, 2011, APUC recorded $769 (2010 - $108) in total share-based compensation expense. No tax deduction was realized in the current year. The compensation expense is recorded as part of the operating expenses in the Consolidated Statement of Operations. The portion of share-based compensation costs capitalized as cost of construction is insignificant.

As at December 31, 2011, total unrecognized compensation costs related to non-vested options and share unit awards were $1,216 and $70 respectively, which are expected to be recognized over a period of 1.76 years and 2 years respectively.

Cash dividends	12 Months Ended
Dec. 31, 2011
Cash dividends
13.	Cash dividends

All dividends of the Company are made on a discretionary basis as determined by the Board of the Company. For the year ended December 31, 2011, the Company declared cash dividends to shareholders totaling $32,426 (2010 - $22,765) or $0.24 per common share (2010 - $0.24 per common share).

On November 14, 2011, the Board declared a dividend on the Company’s shares of $0.07 per share payable on January 16, 2012 to the shareholders of record on December 30, 2011 for the period from October 1, 2011 to December 31, 2011.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
14.	Income Taxes

The provision for income taxes in the consolidated statements of operations represents an effective tax rate different than the Canadian enacted statutory rate of 28.25% (2010 - 31%). The differences are as follows:

	2011	2010
Expected income tax expense / (recovery) at Canadian statutory rate	$1,204	$(45)
Increase (decrease) resulting from:
Recognition of deferred credit	(6,581)	(6,636)
Differences in tax rates in subsidiaries and changes in tax Rates	(861)	(202)
Change in valuation allowances	(16,834)	(5,979)
Foreign exchange on intercompany items	2,250	(6,228)
Non-taxable corporate dividend	(1,418)	(1,191)
Non-controlling interests share of income	(1,317)	—
Other permanent difference	518	(510)

Income tax recovery	$(23,039)	$(20,791)

For the years ended December 31, 2011 and 2010, income/(loss) before taxes consists of the following:

	2011	2010
Canadian operations	$(5,242)	$(6,405)
U.S. operations	9,505	4,007

	$4,263	$(2,398)

As a result of the business combination transaction in 2009, APUC recorded certain additional tax attributes. These tax attributes have been recognized to the extent management believes they are more likely than not to be realized. The excess of the carrying amount of the tax attributes recorded over the consideration was reflected as a deferred credit of $55,647 on the transaction date. The deferred credit is being recognized in income as a deferred income tax recovery in relative proportion to the amount of the related deferred tax assets that are utilized in the period.

Income tax expense (recovery) attributable to income/(loss) consists of:

	Current	Deferred	Total
Year ended December 31, 2011
Canada	$268	$(1,936)	$(1,668)
United States	32	(21,403)	(21,371)

	$300	$(23,339)	$(23,039)

Year ended December 31, 2010
Canada	200	(1,081)	(881)
United States	(269)	(19,641)	(19,910)

	$(69)	$(20,722)	$(20,791)

The tax effect of temporary differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2011 and 2010 are presented below:

	2011	2010
Deferred income tax assets:
Non-capital loss, investment tax credits, currently non-deductible interest expenses, and financing costs	$133,625	$120,973
Unrealized foreign exchange difference on intercompany notes	—	17,860
Customer advances in aid of construction	6,610	5,559
Regulatory liabilities	4,313	—
Foreign exchange hedges and interest rate swaps	2,233	1,459

Total deferred income tax assets	146,781	145,851

Less: Valuation allowance	(15,063)	(31,896)

Total deferred income tax assets	131,718	113,955

Deferred tax liabilities:
Property, plant and equipment	(96,158)	(96,554)
Intangible assets	(7,812)	(7,639)
Other	(1,009)	(1,697)

Total deferred income tax liabilities	(104,979)	(105,890)

Net deferred income tax assets	$26,739	$8,065

The valuation allowance for deferred tax assets as of December 31, 2011 and 2010 was $15,062 and $31,896, respectively. The net change in the total valuation allowance was a decrease of $16,834 in 2011 and a decrease of $5,979 in 2010. The valuation allowance at December 31, 2011 was primarily related to operating losses that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carry back and carry forward periods), projected deferred taxable income, and tax-planning strategies in making this assessment.

Deferred income taxes are classified in the financial statements as:

	2011	2010
Current deferred income tax asset	$13,022	$14,015
Non-current deferred income tax asset	67,671	74,006
Current deferred income tax liability	(723)	(514)
Non-current deferred income tax liability	(53,231)	(79,442)

	$26,739	$8,065

As at December 31, 2011, the Company had non-capital losses carry forwards available to reduce future year’s taxable income, which expire as follows:

Year of expiry	Non-capital losses carry forwards
2015	$28,406
2026 and onwards	239,823

$268,229

Related party transactions	12 Months Ended
Dec. 31, 2011
Related party transactions
15.	Related party transactions

Certain executives of APUC are shareholders of Algonquin Power Management Inc. (“APMI”), the former manager of APCo. A member of the Board of Directors of APUC is an executive at Emera.

APUC has leased its head office facilities since 2001 from an entity owned by the shareholders of APMI on a triple net basis. Base lease costs for year ended December 31, 2011 were $327 (2010 - $327).

APUC utilizes chartered aircraft, including the use of an aircraft owned by an affiliate of APMI, Algonquin Airlink Inc. In 2004, APUC entered into an agreement and remitted $1,300 to the affiliate as an advance against expense reimbursements (including engine utilization reserves) for APUC’s business use of the aircraft. Under the terms of this arrangement, APUC has priority access to make use of the aircraft for a specified number of hours at a cost equal solely to the third party direct operating costs incurred when flying the aircraft. During the year, APUC incurred costs in connection with the use of the aircraft of $453 (2010 - $430) and amortization expense related to the advance against expense reimbursements of $274 (2010 - $112). At December 31, 2011, the remaining amount of the advance was $279 (2010 - $554) and is recorded in other assets.

Affiliates of APMI hold 60% of the outstanding Class B limited partnership units issued by the St. Leon Wind Energy LP (“St. Leon LP”), a subsidiary of APUC and the legal owner of the St. Leon facility. The holders of the Class B Units are entitled to 2.5% of the income allocations and cash distributions from St. Leon LP for a 5 year period commencing June 17, 2008, increasing by 2.5% every 5 years to a maximum of 10% by year 15. In any particular period, cash distributions to the holders of the Class B Units are only to be made after distributions have been made to the other partners, in an aggregate amount, equal to the debt service on the outstanding debt in respect of such period. The related holders of the Class B units received cash distributions of $314 for the year ended December 31, 2011 (2010 - $266). APUC and the Class B holders have executed an agreement which outlines the relationship of the parties in relation to the St. Leon II expansion of the St Leon facility (“Expansion Agreement”). The terms of the Expansion Agreement allow APUC to expand the St Leon project on a “no-net-harm-basis” to the Class B holders and provide APUC with the full economic benefit of such expansion.

APMI is one of the two original developers of Red Lily I (note 5(b)) and both developers are entitled to a royalty fee based on a percentage of operating revenue and a development fee from the equity owner of Red Lily I. The royalty fee is initially equal to 0.75% of gross energy revenue, increasing every five years up to 2% after twenty-five years. During the year, APUC acquired APMI’s interest in this royalty for an amount of $600. This amount has been recorded as a purchase of intangible assets and the amount owing to APMI is included in accrued liabilities at December 31, 2011.

Staff managed by APUC have historically operated an additional three hydroelectric generating facilities not owned by APUC where Senior Executives hold an equity interest. Effective January 1, 2011, management of these facilities is now being undertaken by Algonquin Power Systems Inc. (“APS”) which is an entity where Senior Executives hold equity interests. APUC and APS agreed to provide some transition services to each other until December 31, 2011. Costs for providing such transition services are intended to be on a cost recovery basis with no mark-up.

As at December 31, 2011, included in amounts due from related parties is $663 (2010 - $718) owed to APUC from APMI and included in amounts due to related parties is $1,795 (2010 - $901) owed to APMI. These amounts arise from the transactions described above.

A contract with a subsidiary of Emera to purchase energy on Independent System Operator New England (“ISO NE”) and provide scheduling services on ISO NE was included as part of the acquisition of the Energy Services Business associated with the Tinker Acquisition. The contract expired March 31, 2010 and was not renewed. As a result of this contract, during 2010 a subsidiary of Emera provided services to and purchased energy on ISO NE on behalf of the Energy Services Business. In this capacity, APUC paid a subsidiary of Emera an amount of $0 (2010 - $1,368) which was included as an operating expense on the consolidated statement of operations.

In 2010, APUC entered into a one year contract with a subsidiary of Emera to provide lead market participant services for fuel capacity and forward reserve markets in ISO NE for the Windsor Locks facility. During 2011 APUC paid U.S. $260 (2010 - $196) in relation to this contract. In the same period, APUC provided a corporate guarantee to a subsidiary of Emera in an amount of U.S. $1,000 in conjunction with this contract.

On December 21, 2010, a subsidiary of Emera acquired Maine & Maritimes Corporation, the parent company of Maine Public Service Company (“MPS”). For 2011, the Energy Services Business sold electricity amounting to $6,564 (2010 - $0). In the same period, APUC provided a corporate guarantee to MPS in an amount of U.S. $3,000 and a letter of credit in an amount of U.S $100, primarily in conjunction with a three year contract to provide standard offer service to commercial and industrial customers in Northern Maine.

As of December 31, 2011, included in amounts due from related parties is $1,612 (2010 - $0) owed from Emera related to the unpaid contribution of their share of Liberty Energy (California) costs.

Long Sault is a hydroelectric generating facility in which APUC acquired its interest in the facility by way of subscribing to two notes from the original developers. An affiliate of APMI is one of the original partners in the facility and is entitled to receive 5% of the after tax equity cash flows commencing in 2014.

The above related party transactions have been recorded at the exchange amounts agreed to by the parties to the transactions.

Subsequent to December 31, 2011, APUC and the Parties reached an Agreement to resolve a number of the historic joint business associations between APUC and the Parties. The transaction is subject to finalization of definitive agreements which are expected to be completed in the second quarter of 2012.

Under this term sheet, it is proposed that APUC will exchange its 45% interest in the 4MW Rattlebrook hydroelectric facility (including a $0.5 million positive working capital adjustment) in return for the Parties’ residual partnership interest in the Long Sault Rapids hydroelectric facility and the equity interest in the Brampton cogeneration plant. The agreement also terminates outstanding fees potentially owing to APMI in respect of the following: the historic transactions including Sanger repowering project, the acquisition of the Clean Power Income Fund and the development of the Red Lily I wind project. The Company is currently evaluating the impact the settlement will have on the consolidated financial statements.

Interest, dividend and other income	12 Months Ended
Dec. 31, 2011
Interest, dividend and other income
16.	Interest, dividend and other income

Interest, dividend and other income includes the following items:

	2011	2010
Interest income	$2,533	$1,138
Dividend income	2,928	2,928
Equity income	193	431
Other	5	667

	$5,659	$5,164

Other revenue	12 Months Ended
Dec. 31, 2011
Other revenue
17.	Other revenue

Other revenue consists of the following:

	2011	2010
Hydro mulch sales	$1,352	$1,318
Red Lily development fees	209	209
Red Lily royalty income and supervisory fees	947	—
Red Lily construction services fees and natural gas sales	757	1,804
Gain on sale of assets	358	—
Other	20	—

	$3,643	$3,331

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
18.	Commitments and Contingencies

Land and Water Lease Commitments:

Certain of the Company’s operating entities have entered into agreements to lease either land, water rights or both that are used in the generation of electricity or to pay, in lieu of property tax, an amount based on electricity production. The terms of these leases have varying maturity dates that continue up to 2048. These payments typically have a fixed and variable component. The variable fee is generally linked to actual power production or gross revenue. APUC incurred costs of $2,654 during 2011 (2010 - $2,231) in respect of these agreements for all of its operating entities.

Contingencies:

APUC and its subsidiaries are involved in various claims and litigation arising out of the ordinary course and conduct of its business. Although such matters cannot be predicted with certainty, management does not consider APUC’s exposure to such litigation to be material to these financial statements. Accruals for any contingencies related to these items are recorded in the financial statements at the time it is concluded that its occurrence is probable and the related liability is estimable.

On December 19, 1996, the Attorney General of Québec (“Québec AG”) filed a suit in Québec Superior Court against a subsidiary of APUC claiming for amounts that the APUC subsidiary has been paying to The St. Lawrence Seaway Management Corporation (the “Seaway Management”) under its water lease with Seaway Management. The water lease contains a “hold harmless” clause which mitigates this claim. As such, the APUC subsidiary brought the Attorney General of Canada and Seaway Management (the “Federal Authorities”) into the proceedings in an action in warranty. On March 27, 2009, the Superior Court dismissed the claim of the Québec AG and suspended the action in warranty following final judgment in this case.

The Québec AG subsequently appealed this decision and on October 21, 2011 the Québec Court of Appeal allowed the appeal and condemned the APUC subsidiary to pay approximately $5.4 million which includes the amount claimed with interest.

The APUC subsidiary believes it is held harmless in its water lease from this decision. The Federal Authorities have decided not to appeal this decision to the Supreme Court of Canada. APUC and Seaway Management are now required to go back to the Superior Court of Quebec which will determine the amount of money reimbursable by Seaway Management to APUC pursuant to the terms of the Water Lease. As a result, the probability of loss, if any, and its quantification cannot be estimated at this time but could range from $nil to $5.4 million. Accordingly, no accruals for amounts owed or recoverable in respect of the water lease dues already paid to Seaway Management have been recorded in the financial statements. Conversely, the Company accrued $1,000 of water lease owed to Québec AG for the years 2008 to 2011, which years are subsequent to those covered by the Court Decision and might not be subject to the legal right of offset. Probable amounts recoverable from the Federal Authorities of $300 related to these years were also recorded in 2011.

Other Commitments:

In addition to the commitments related to the proposed acquisitions disclosed in note 3 the following significant commitments exist at December 31, 2011.

Legislation in the Province of Quebec requires technical assessments be made of all dams within the province and remediation of any technical deficiencies identified in accordance with the assessment. APUC is in the process of conducting the assessments as required. Based on assessments to date, some of which are preliminary, APUC has estimated the remaining potential remedial measures involving capital expenditures to be approximately $16,900 which may be required to comply with the legislation and which would be invested over a five year period or longer.

APUC has outstanding purchase commitments for long-term service agreements, capital project commitments and operating leases. Detailed below are estimates of future commitments under these arrangements:

	2012	2013	2014	2015	2016	Thereafter	Total
Long term service agreements	$4,559	$4,072	$4,153	$4,236	$4,321	$73,008	$94,349
Purchased power	45,053	45,155	46,375	45,867	45,053	—	227,503
Capital projects	7,871	—	—	—	—	—	7,871
Operating leases	939	609	369	282	20	—	2,219

Total	$58,422	$49,836	$50,897	$50,385	$49,394	$73,008	$331,942

Liberty Utilities (West) has entered into a five year all-purpose PPA with NV Energy to provide its full electric requirements at NV Energy’s “system average cost” rates. The PPA has an effective starting date of January 1, 2011 with a five year renewal option. The commitment amounts included in the table above are based on market prices as of December 31, 2011. However, the effects of purchased power unit cost adjustments are mitigated through a purchased power rate-adjustment mechanism.

Basic and diluted net earnings per share	12 Months Ended
Dec. 31, 2011
Basic and diluted net earnings per share
19.	Basic and diluted net earnings per share

Basic and diluted earnings per share have been calculated on the basis of net earnings attributable to the Company and the weighted average number of shares outstanding during the year. Diluted net income per share is computed using the weighted-average number of common shares and, if dilutive, potential common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon the exercise of stock options, PSUs, DSUs, shareholders’ rights and convertible debentures. The dilutive effect of outstanding stock options, PSUs, DSUs and shareholders’ rights is reflected in diluted earnings per share by application of the treasury stock method while the dilutive effect of convertible debentures is reflected in diluted earnings per share by application of the as if converted method. The weighted average shares outstanding during the year are as follows:

	2011	2010
Weighted average shares – basic	116,712,934	94,338,193
Dilutive effect of share-based awards	249,854	—

Weighted average shares – diluted	116,962,788	94,338,193

The shares potentially issuable as a result of the convertible debentures and 1,326,900 stock options (2010 –1,160,204) are excluded from this calculation as they are anti-dilutive.

Non-cash operating items	12 Months Ended
Dec. 31, 2011
Non-cash operating items
20.	Non-cash operating items

The changes in non-cash operating items is comprised of the following:

	2011	2010
Accounts receivable	$(11,674)	$(6,817)
Related party balances	145	—
Supplies and consumable inventory	(1,087)	—
Income tax receivable	(133)	1,143
Prepaid expenses	(2,071)	1,153
Accounts payable	3,991	5,050
Accrued liabilities	9,010	—
Current income tax liability	207	195
Net regulatory assets and liabilities	70	(809)

	$(1,542)	$(85)

Segmented Information	12 Months Ended
Dec. 31, 2011
Segmented Information
21.	Segmented Information

APUC has two operating segments: APCo which owns or has interests in renewable energy facilities and thermal energy facilities and Liberty Utilities which owns and operates utilities in the United States of America providing water, wastewater and local electric distribution services.

Within APCo there are three divisions: Renewable Energy, Thermal Energy and Development. The Renewable Energy division operates the Company’s hydro-electric and wind power facilities. The Thermal Energy division operates co-generation, energy from waste, steam production and other thermal facilities. The Development division develops the Company’s greenfield power generation projects as well as any expansion of the Company’s existing portfolio of renewable energy and thermal energy facilities.

Effective July 2011, the Company changed its operational segments within Liberty Utilities to be aggregated and reported by geography territory. As a result Liberty Utilities reports results under Liberty Utilities (West) Region (currently consisting of Calpeco) and Liberty Utilities (South) Region (currently consisting of Liberty Water). No changes in the aggregation of segmented financial information were required as a result of this change. As additional utilities are acquired, additional reportable segments by geographic territory may be added.

Operational segments

APUC’s reportable segments are APCo - Renewable Energy, APCo - Thermal Energy and Liberty Utilities (South) and Liberty Utilities (West). The development activities of APCo are reported under Renewable Energy or Thermal Energy as appropriate. For purposes of evaluating divisional performance, the Company allocates the realized portion of the loss on financial instruments to specific divisions. This allocation is determined when the initial foreign exchange forward contract is entered into. The unrealized portion of any gains or losses on derivatives instruments is not considered in management’s evaluation of divisional performance and is therefore allocated and reported in the corporate segment. The interest rate swaps relate to specific debt facilities and gains and losses are allocated in the same manner as interest expense. Amounts relating to the convertible debentures are reported in the corporate segment.

The results of operations and assets for these segments are as follows:

	Year ended December 31, 2011
	Algonquin Power			Liberty Utilities			Corporate	Total
	Renewable Energy	Thermal Energy	Total	South	West	Total
Revenue
Non-regulated energy sales	$87,566	$46,666	$134,232	$—	$—	$—	$—	$134,232
Regulated energy sales and distribution	—	—	—	—	77,368	77,368	—	77,368
Waste disposal fees	—	16,406	16,406	—	—	—	—	16,406
Regulated water reclamation and distribution	—	—	—	44,989	—	44,989	—	44,989
Other revenue	2,291	1,352	3,643	—	—	—	—	3,643

Total revenue	89,857	64,424	154,281	44,989	77,368	122,357	—	276,638

Operating expenses	29,802	44,485	74,287	22,720	62,511	85,231	38	159,556

	60,055	19,939	79,994	22,269	14,857	37,126	(38)	117,082

Depreciation of property, plant and equipment	(16,903)	(10,684)	(27,587)	(7,993)	(3,813)	(11,806)	—	(39,393)
Amortization of intangible assets	(3,007)	(2,735)	(5,742)	(691)	—	(691)	—	(6,433)
Administration expenses	(10,719)	(700)	(11,419)	(342)	(798)	(1,140)	(4,975)	(17,534)
Write down of long-lived assets	(2,032)	(13,430)	(15,462)	(1,058)	—	(1,058)	—	(16,520)
Gain on foreign exchange	—	—	—	—	—	—	652	652
Interest expense	(8,128)	(1,688)	(9,816)	(5,189)	(4,526)	(9,715)	(10,910)	(30,441)
Interest, dividend and other income	2,143	(6)	2,137	488	—	488	3,034	5,659
Acquisition related costs	—	—	—	(2,301)	(466)	(2,767)	(198)	(2,965)
Loss on derivative financial instruments	(1,068)	—	(1,068)	—	—	—	(4,776)	(5,844)

Earnings / (loss) before income taxes	$20,341	$(9,304)	$11,037	$5,183	$5,254	$10,437	$(17,211)	$4,263

Property, plant and equipment	$423,884	155,507	579,391	208,073	158,492	366,565	—	945,956
Intangible assets	25,863	7,088	32,951	—	22,318	22,318	—	55,269
Total assets	482,543	176,269	658,812	252,514	188,399	440,913	182,863	1,282,588
Capital expenditures	25,610	13,601	39,211	10,906	10,261	21,167	367	60,745
Acquisition of operating entities	—	—	—	1,253	98,805	100,058	—	100,058

	Year ended December 31, 2010
	Algonquin Power			Liberty Utilities			Corporate	Total
	Renewable Energy	Thermal Energy	Total	South	West	Total
Revenue
Non regulated energy sales	$80,117	$49,860	$129,977	$—	$—	$—	$—	$129,977
Waste disposal fees	—	9,039	9,039	—	—	—	—	9,039
Water reclamation and distribution	—	—	—	38,011	—	38,011	—	38,011
Other revenue	2,122	1,209	3,331	—	—	—	—	3,331

Total revenue	82,239	60,108	142,347	38,011	—	38,011	—	180,358

Operating expenses	29,481	43,817	73,298	22,199	—	22,199	—	95,497

	52,758	16,291	69,049	15,812	—	15,812	—	84,861

Depreciation of property, plant and equipment	(17,233)	(11,243)	(28,476)	(7,820)	—	(7,820)	(175)	(36,471)
Amortization of intangible assets	(6,670)	(2,774)	(9,444)	(700)	—	(700)	—	(10,144)
Administration expenses	(4,674)	(1,825)	(6,499)	(1,890)	—	(1,890)	(6,497)	(14,886)
Write down of long-lived assets	(1,836)	(656)	(2,492)	—	—	—	—	(2,492)
Foreign exchange gain	—	—	—	—	—	—	528	528
Interest expense	(7,742)	(770)	(8,512)	(1,911)	—	(1,911)	(14,416)	(24,839)
Interest, dividend and other income	783	633	1,416	149	—	149	3,599	5,164
Acquisition related costs	—	—	—	—	—	—	(3,015)	(3,015)
Loss on derivative financial instruments	(5,486)	—	(5,486)	—	—	—	4,383	(1,103)

Earnings / (loss) before income taxes	9,900	(344)	9,556	3,640	—	3,640	(15,593)	(2,397)

Property, plant and equipment	$412,159	$149,837	$561,996	$199,251	—	$199,251	$493	$761,740
Intangible assets	28,287	23,104	51,391	22,495	—	22,495	—	73,886
Total assets	467,589	194,906	662,495	237,513	—	237,513	116,941	1,016,949
Capital expenditures	2,331	11,554	13,885	6,644	—	6,644	260	20,789
Acquisition of operating entities	40,281	—	40,281	2,120	1,996	4,116	—	44,397

All energy sales are earned from contracts with large public utilities. The following utilities contributed more than 10% of these total revenues in either 2011 or 2010: Hydro Québec 17% (2010 - 14%), Pacific Gas and Electric 11% (2010 - 10%), Manitoba Hydro 16% (2010 – 15%), and AES 15% (2010 - 18%). The Company has mitigated its credit risk to the extent possible by selling energy to these large utilities in various North American locations.

APUC and its subsidiaries operate in the independent power and utility industries in both Canada and the United States. Information on operations by geographic area is as follows:

	2011	2010
Revenue
Canada	$88,900	$72,360
United States	187,738	107,998

	$276,638	$180,358
Property, plant and equipment
Canada	$474,094	$464,783
United States	471,862	296,957

	$945,956	$761,740
Intangible assets
Canada	$25,863	$43,305
United States	29,406	30,581

	$55,269	$73,886
Other assets
Canada	$3,577	$1,415
United States	—	1,940

	$3,577	$3,355

Revenues are attributed to the two countries based on the location of the underlying generating and utility facilities.

Financial instruments	12 Months Ended
Dec. 31, 2011
Financial instruments
22.	Financial instruments

a)	Fair Value of financial instruments

	Carrying amount	2011 Fair Value	Carrying amount	2010 Fair value
Cash and cash equivalents	$72,887	$72,887	$4,749	$4,749
Short-term investments	833	833	3,674	3,674
Accounts receivable and due from related parties	46,669	46,669	26,593	26,593
Restricted cash	4,693	4,693	3,564	3,564
Notes receivable	24,534	24,534	18,744	18,744

Total financial assets	$149,616	$149,616	$57,324	$57,324

Accounts payable and due to related parties	10,177	10,177	3,716	3,716
Accrued liabilities	47,102	47,102	29,534	29,534
Dividends payable	9,566	9,566	5,719	5,719
Long-term liabilities	332,716	338,264	259,958	262,117
Convertible debentures	122,297	162,195	181,760	216,769
Interest rate swaps	6,975	6,975	5,440	5,440
Energy forward purchase contracts	1,169	1,169	378	378
Foreign exchange contracts	—	—	45	45

Total financial liabilities	$530,002	$575,448	$486,550	$523,718

The Company has determined that the carrying value of its short-term financial assets and liabilities approximates fair value at December 31, 2011 and 2010 due to the short-term maturity of these instruments.

Long term investments and notes receivable include equity instruments and notes receivable. The equity instruments do not have a quoted market price in an active market, and fair value cannot be reliably measured. Notes receivable fair values have been determined using a discounted cash flow method, using estimated current market rates for similar instruments adjusted for estimated credit risk as determined by management. Such estimate is significantly influenced by unobservable data and therefore this fair value is subject to estimation risk.

APUC has long-term liabilities and convertible debentures at fixed interest rates and variable rates. The estimated fair value is calculated using the current interest rates.

Advances in aid of construction have a carrying value of $75,151 (2010 - $55,115) at December 31, 2011. Portions of these non-interest bearing instruments are payable annually through 2026 and amounts not paid by the contract expiration dates become nonrefundable. Their relative fair values cannot be accurately estimated because future refund payments depend on several variables, including new customer connections, customer consumption levels, and future rate increases. However, the fair value of these amounts would be less than their carrying value due to the non-interest bearing feature.

Fair value estimates are made at a specific point in time, using available information about the financial instrument. These estimates are subjective in nature and often cannot be determined with precision.

b)	Fair Value Hierarchy

The fair value hierarchy of financial assets and liabilities accounted for at fair value at December 31, 2011 are as follows:

	Level 1	Level 2	Level 3	Total
Derivative liabilities:
Energy forward purchase contracts	$—	$(1,169)	$—	$(1,169)
Interest rate swap	—	(6,975)	—	(6,975)

	$—	$(8,144)	$—	$(8,144)

The Company’s accounting policy is to recognize transfers between levels of the fair value hierarchy on the date of the event or change in circumstances that caused the transfer. There was no transfer into or out of level 1, level 2 or level 3 during the years ended December 31, 2011 or 2010.

The fair value of derivative instruments is estimated using forward curves obtained from brokers and market participants, net of estimated credit risk.

The Red Lily conversion option (note 5 (a)) is measured at fair value on a recurring basis using unobservable inputs (Level 3).The fair value is based on an income approach using an option pricing model that includes various inputs such as energy yield function from wind, discount rate and estimated cash flows. There was no change in fair value of $0 during the years ended December 31, 2011 or 2010.

c)	Effect of derivative instruments on the Consolidated Statement of Operations

Loss/(gain) on derivative financial instruments consist of the following:

	2011	2010
Change in unrealized loss/(gain) on derivative financial instruments:
Foreign exchange contracts	$(45)	$(1,424)
Interest rate swaps	1,536	(2,787)
Energy forward purchase contracts	833	(2,931)

Total change in unrealized loss/(gain) on derivative financial instruments	$2,324	$(7,142)

Realized loss/(gain) on derivative financial instruments:
Foreign exchange contracts	$691	$(620)
Interest rate swaps	2,138	5,929
Energy forward purchase contracts	691	2,936

Total realized loss on derivative financial instruments	$3,520	$8,245

Loss on derivative financial instruments	$5,844	$1,103

(d)	Risk Management

In the normal course of business, the Company is exposed to financial risks that potentially impact its operating results. The Company employs risk management strategies with a view to mitigating these risks to the extent possible on a cost effective basis. Derivative financial instruments are used to manage certain exposures to fluctuations in exchange rates, interest rates and commodity prices. The Company does not enter into derivative financial agreements for speculative purposes.

This note provides disclosures relating to the nature and extent of the Company’s exposure to risks arising from financial instruments, including credit risk, liquidity risk, foreign currency risk and interest rate risk, and how the Company manages those risks.

Credit Risk

Credit risk is the risk of an unexpected loss if a customer or counterparty to a financial instrument fails to meet its contractual obligations. The Company’s financial instruments that are exposed to concentrations of credit risk are primarily cash and cash equivalents, short term investments, accounts receivable and notes receivable. The Company limits its exposure to credit risk with respect to cash equivalents by ensuring available cash is deposited with its senior lenders in Canada all of which have a credit rating of A or better. The Company does not consider the risk associated with accounts receivable to be significant as over 80% of revenue from Power Generation is earned from large utility customers having a credit rating of BBB or better, and revenue is generally invoiced and collected within 45 days.

The remaining revenue is primarily earned by the Utility Services business unit which consists of water and wastewater utilities in the United States. In this regard, the credit risk related to Utility Services accounts receivable balances of U.S. $4,996 is spread over thousands of customers. The Company has processes in place to monitor and evaluate this risk on an ongoing basis including background credit checks and security deposits from new customers. In addition the state regulators of the Company’s utilities allow for a reasonable bad debt expense to be incorporated in the rates and therefore ultimately recoverable from rate payers.

As at December 31, 2011 the Company’s exposure to credit risk for these financial instruments was as follows:

	December 31, 2011
	Canadian $	US $
Cash and cash equivalents and restricted cash	$69,108	$9,149
Short term investments	833	—
Accounts receivable	14,229	29,912
Allowance for Doubtful Accounts	—	(251)
Note Receivable	22,478	2,021

	$106,648	$40,831

There are no material past due amounts in accounts receivable.

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s approach to managing liquidity risk is to ensure, to the extent possible, that it will always have sufficient liquidity to meet liabilities when due. As at December 31, 2011, in addition to cash on hand of $72,887 the Company had $80,400 available to be drawn on its senior debt facility. The senior credit facility contains covenants which may limit amounts available to be drawn. The Company’s liabilities mature as follows:

	Due less than 1 year	Due 2 to 3 years	Due 4 to 5 years	Due after 5 years	Total
Long term debt obligations	$1,624	$3,725	$9,556	$317,811	$332,716
Convertible Debentures	59,726	—	—	62,571	122,297
Interest on long term debt	25,571	40,241	37,250	124,807	227,869
Accounts Payable and due to related parties	10,177	—	—	—	10,177
Accrued liabilities	47,102	—	—	—	47,102
Derivative financial instruments:
Interest Rate Swaps	2,935	4,113	1,096	—	8,144
Capital Lease Payments	231	260	10	—	501
Other obligations	1,063	516	516	7,681	9,776

Total obligations	$148,429	$48,855	$48,428	$512,870	$758,582

Foreign Currency Risk

The Company periodically uses a combination of foreign exchange forward contracts and spot purchases to manage its foreign exchange exposure on cash flows generated from the U.S. operations. APUC only enters into foreign exchange forward contracts with major Canadian financial institutions having a credit rating of A or better, thus reducing credit risk on these forward contracts.

At December 31, 2011, the Company had no outstanding forward foreign exchange contracts. As at December 31, 2010, APUC had outstanding foreign exchange forward contracts to sell US$3,000 at an average rate of $1.00 and having a fair value liability of $45.

Interest Rate Risk

The Company is exposed to interest rate fluctuations related to certain of its floating rate debt obligations, including certain project specific debt and its revolving credit facility, its interest rate swaps as well as interest earned on its cash on hand. The Company does not currently hedge that risk.

In connection with the project debt at the St. Leon facility which was repaid during 2011, APCo previously entered into an interest rate swap to hedge the floating interest rate on the project debt. Under the terms of the swap, the Company pays a fixed interest rate of 4.47% on a notional amount of $67.8 million and receives floating interest at 90 day CDOR, up to the expiry of the swap in September 2015. At December 31, 2011, the estimated fair value of the interest rate swap was a liability of $6,975 (2010 –liability of $5,440). This interest rate swap is not being accounted for as a hedge and consequently, changes in fair value are recorded in earnings as they occur.

Market Risk

APUC provides energy requirements to various customers under contract at fixed rates. While the Tinker Assets are expected to provide a portion of the energy required to service these customers, APUC anticipates having to purchase a portion of its energy requirements at the ISO NE spot rates to supplement self-generated energy.

This risk is mitigated though the use of short term financial forward energy purchase contracts which are derivative instruments. In January 2011, APUC entered into electricity derivative contracts with Nextera (“counterparty”) for a term ending February 2014, which are net settled fixed-for-floating swaps whereby APUC will pay a fixed price and receive the floating or indexed price on a notional quantity of 162,128 MW-hrs of energy over the remainder of the contact term at an average rate of approximately $51.40 per MW-hr. The estimated fair value of these forward energy hedge contracts at December 31, 2011 was a net liability of $1,169 (December 31, 2010 - $nil).

Capital disclosures	12 Months Ended
Dec. 31, 2011
Capital disclosures
23.	Capital disclosures

The Company views its capital structure in terms of its debt levels, both at a project and an overall company level, in conjunction with its equity balances.

The Company’s objectives when managing capital are:

•	To maintain appropriate debt and equity levels in conjunction with standard industry practices and to limit financial constraints on the use of capital.

•	To ensure capital is available to finance capital expenditures sufficient to maintain existing assets.

•	To ensure generation of cash is sufficient to fund sustainable distributions to Unitholders as well as meet current tax and internal capital requirements.

•	To maintain sufficient cash reserves on hand to ensure sustainable dividends made to shareholders.

•	To have proper credit facilities available for ongoing investment in growth and investment in development opportunities.

The Company monitors its cash position on a regular basis to ensure funds are available to meet current operating as well as capital expenditures. In addition, the Company regularly reviews its capital structure to ensure its individual business units are using a capital structure which is appropriate for their respective industries.

Comparative figures	12 Months Ended
Dec. 31, 2011
Comparative figures
24.	Comparative figures
Certain of the comparative figures have been reclassified to conform with the financial statement presentation adopted in the current year.